                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement                   [ ] Confidential, for use of
[X] Definitive proxy statement                        the Commission only (as
[X] Definitive additional materials                   permitted by Rule
[ ] Soliciting material pursuant to Rule 14a-12       14a-6(e)(2))

                             CDC Nvest Funds Trust I
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5)  Total fee paid:

     ---------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3)  Filing Party:

     ---------------------------------------------------------------------------
     (4)  Date Filed:

     ---------------------------------------------------------------------------

[LOGO] CDC NvestFunds(SM)               [LOGO] | LOOMIS . SAYLES & COMPANY, L.P.

April 6, 2005

Dear Shareholder:

We are writing to ask for your vote approving certain items described in the enclosed proxy statement and as outlined, for your convenience, in this letter. Your vote is extremely important, so we urge you to read all material carefully and vote your shares promptly.

Q. What are the proposals?

     The first proposal relates to election of the Trustees of the Funds. In addition to the current ten trustees, two additional trustees, Mr. Charles D. Baker and Ms. Cynthia L. Walker, have been nominated by the Board for election as Trustees of the Funds. You will find information about all of the nominees' experience and tenure in the proxy statement.

     The second proposal relates to changes to the Agreement and Declaration of Trust for each of the Trusts. We are recommending that shareholders of each Trust approve an Amended and Restated Declaration of Trust that will make provisions of the governing document uniform across the CDC Nvest Funds and Loomis Sayles Funds complex.

Q. Why is the Board proposing to elect two additional Trustees?

     Three trustees have retired or resigned since December 2003. The election of new trustees will facilitate the transition of trustees in contemplation of future retirements, consistent with the Trusts' retirement policy and SEC rules requiring that 75% of the Trustees be independent. In March 2005, the Board of Trustees nominated Mr. Charles D. Baker and Ms. Cynthia L. Walker to join the Boards of Trustees, and you are being asked to elect them to the Boards. The Boards believe it is in the shareholders' best interests to have the breadth and depth of talent represented by these individuals. The proposed new trustees have experience from which the Funds and their shareholders are expected to benefit. Like eight of the ten current trustees, Mr. Baker and Ms. Walker will be independent with respect to the Funds' investment advisers and distributors. If elected, the new trustees would take office immediately following the shareholder meeting, which currently is scheduled for June 2, 2005.

Q. Why are shareholders being asked to re-elect the current Trustees?

     Federal law requires that a certain percentage of Trustees be elected by the shareholders. Having all Trustees elected by the shareholders facilitates the appointment of future Trustees if that becomes necessary.

--------------------------------------------------------------------------------
IXIS Asset Management Distributors, L.P.. 399 Boylston Street . Boston, MA 02116
                              www.cdcnvestfunds.com

Q. Why is the Board proposing to change the Declarations of Trust?

     The Agreement and Declaration of Trust for each Trust governs the basic operations of the Trusts. Shareholder approval is required for certain changes. The changes described in this proxy statement are intended to modernize the Declarations of Trust to accommodate changes in law or practice since the Declarations of Trust were last approved by shareholders, as well as to make the Declarations of Trust uniform across the Trusts. We anticipate that the overall effect of these changes will be to reduce costs and expenses in the administration of the Funds and provide more flexibility for the operations of the Funds, within limits of applicable law.

Remember--your vote counts!

We cannot overemphasize the importance of your vote, regardless of how many shares you own. Voting promptly also is important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting scheduled for June 2, 2005. A proxy solicitation firm, Alamo Direct, may call to remind you to return your proxy.

Vote by mail, via the internet, or by toll-free telephone.

You may vote by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone phone. Please see your proxy card for more information and voting instructions. If you do vote via the Internet or by phone, you do not need to mail your proxy card. If you want to change your vote you may do so using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 800-225-5478.

Sincerely,


/s/ John T. Hailer                        /s/ Robert Blanding
---------------------------------------   --------------------------------------
John T. Hailer                            Robert Blanding
President, CDC Nvest Funds                President, Loomis Sayles Funds I
and Loomis Sayles Funds II

                                                                      SH163-0405

--------------------------------------------------------------------------------
IXIS Asset Management Distributors, L.P.. 399 Boylston Street . Boston, MA 02116
                              www.cdcnvestfunds.com

                            CDC Nvest Funds Trust I
                           CDC Nvest Funds Trust II
                           CDC Nvest Funds Trust III
                          CDC Nvest Companies Trust I
                        CDC Nvest Cash Management Trust
                             Loomis Sayles Funds I
                            Loomis Sayles Funds II
                                (the "Trusts")

                              399 Boylston Street
                               Boston, MA 02116

              CDC Nvest Funds Trust I   Loomis Sayles Funds I
              CDC Nvest Star Advisers   Loomis Sayles Benchmark
                Fund                      Core Bond Fund
              CDC Nvest Star Value Fund Loomis Sayles Bond Fund
              CGM Advisor Targeted      Loomis Sayles Fixed
                Equity Fund               Income Fund
              Hansberger International  Loomis Sayles Global
                Fund                      Bond Fund
              Loomis Sayles Core Plus   Loomis Sayles High
                Bond Fund                 Income Opportunities
              Vaughan Nelson Small Cap    Fund
                Value Fund              Loomis Sayles Inflation
              Westpeak Capital Growth     Protected Securities
                Fund                      Fund
                                        Loomis Sayles
              CDC Nvest Funds Trust II    Institutional High
              Harris Associates Large     Income Fund
                Cap Value Fund          Loomis Sayles
              Loomis Sayles               Intermediate Duration
                Massachusetts Tax Free    Fixed Income Fund
                Income Fund             Loomis Sayles Investment
                                          Grade Fixed Income Fund
              CDC Nvest Funds Trust III Loomis Sayles Mid Cap
              CDC IXIS Moderate           Growth Fund
                Diversified Portfolio   Loomis Sayles Small Cap
              Harris Associates           Value Fund
                Focused Value Fund      Loomis Sayles Small
              IXIS Equity Diversified     Company Growth Fund
                Portfolio
                                        Loomis Sayles Funds II
              CDC Nvest Companies       Loomis Sayles Aggressive
                Trust I                   Growth Fund
              AEW Real Estate Fund      Loomis Sayles Growth Fund
                                        Loomis Sayles High
              CDC Nvest Cash              Income Fund
                Management Trust        Loomis Sayles Investment
              Money Market Series         Grade Bond Fund
                                        Loomis Sayles Limited
                                          Term Government and
                                          Agency Fund
                                        Loomis Sayles Municipal
                                          Income Fund
                                        Loomis Sayles Research
                                          Fund
                                        Loomis Sayles Strategic
                                          Income Fund
                                        Loomis Sayles Small Cap
                                          Growth Fund
                                        Loomis Sayles
                                          Tax-Managed Equity Fund
                                        Loomis Sayles Value Fund
                                        Loomis Sayles Worldwide
                                          Fund

                                 (the "Funds")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 June 2, 2005

   A Special Meeting of the shareholders of each Fund will be held at 2:00 p.m. on June 2, 2005 at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for these purposes:

    1. To elect Trustees for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, Loomis Sayles Funds I and Loomis Sayles Funds II.

    2. To consider the approval of an Amended and Restated Declaration of Trust for each of the Trusts.

    3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

   Shareholders of record at the close of business on April 6, 2005 are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Boards of Trustees,

                                          Coleen Downs Dinneen
                                          Secretary

April 6, 2005

 PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                PROXY STATEMENT

                           CDC Nvest Funds Trust I*
                           CDC Nvest Funds Trust II*
                          CDC Nvest Funds Trust III*
                         CDC Nvest Companies Trust I*
                       CDC Nvest Cash Management Trust*
                             Loomis Sayles Funds I
                            Loomis Sayles Funds II
                                (the "Trusts")

                              399 Boylston Street
                               Boston, MA 02116

              CDC Nvest Funds Trust I   Loomis Sayles Funds I
              CDC Nvest Star Advisers   Loomis Sayles Benchmark
                Fund**                    Core Bond Fund***
              CDC Nvest Star Value      Loomis Sayles Bond Fund
                Fund**                  Loomis Sayles Fixed
              CGM Advisor Targeted        Income Fund
                Equity Fund             Loomis Sayles Global
              Hansberger International    Bond Fund
                Fund                    Loomis Sayles High
              Loomis Sayles Core Plus     Income Opportunities
                Bond Fund                 Fund
              Vaughan Nelson Small Cap  Loomis Sayles Inflation
                Value Fund                Protected Securities
              Westpeak Capital Growth     Fund
                Fund                    Loomis Sayles
                                          Institutional High
              CDC Nvest Funds Trust II    Income Fund
              Harris Associates Large   Loomis Sayles
                Cap Value Fund            Intermediate Duration
              Loomis Sayles               Fixed Income Fund
                Massachusetts Tax Free  Loomis Sayles Investment
                Income Fund               Grade Fixed Income Fund
                                        Loomis Sayles Mid Cap
              CDC Nvest Funds Trust III   Growth Fund***
              CDC IXIS Moderate         Loomis Sayles Small Cap
                Diversified Portfolio**   Value Fund
              Harris Associates         Loomis Sayles Small
                Focused Value Fund        Company Growth Fund***
              IXIS Equity Diversified
                Portfolio               Loomis Sayles Funds II
                                        Loomis Sayles Aggressive
              CDC Nvest Companies         Growth Fund
                Trust I                 Loomis Sayles Growth Fund
              AEW Real Estate Fund      Loomis Sayles High
                                          Income Fund
              CDC Nvest Cash            Loomis Sayles Investment
                Management Trust          Grade Bond Fund
              Money Market Series       Loomis Sayles Limited
                                          Term Government and
                                          Agency Fund
                                        Loomis Sayles Municipal
                                          Income Fund
                                        Loomis Sayles Research
                                          Fund
                                        Loomis Sayles Strategic
                                          Income Fund
                                        Loomis Sayles Small Cap
                                          Growth Fund
                                        Loomis Sayles
                                          Tax-Managed Equity Fund
                                        Loomis Sayles Value Fund
                                        Loomis Sayles Worldwide
                                          Fund

                                 (the "Funds")

   The Trustees of the Funds (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held at 2:00 p.m. on June 2, 2005 at the offices of IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Presidents' Letter to Shareholders, meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of April 6, 2005 (the "Record Date") beginning on or about April 6, 2005.

   The only items of business that the Trustees expect will come before the Meeting are (1) the election of Trustees of each Trust and (2) the approval of an Amended and Restated Declaration of Trust for each Trust.

    * Please note that, effective May 1, 2005, certain Trusts will be changing their names. These are name changes only and will not affect the management or operations of these Trusts. CDC Nvest Funds Trust I will be changing its name to IXIS Advisor Funds Trust I. CDC Nvest Funds Trust II will become IXIS Advisor Funds Trust II. CDC Nvest Funds Trust III will become IXIS Advisor Funds Trust III. CDC Nvest Companies Trust I will become IXIS Advisor Funds Trust IV. CDC Nvest Cash Management Trust will become IXIS Advisor Cash Management Trust.

    ** Please note that, effective May 1, 2005, certain Funds will also be changing their names. These name changes will not affect the management or operations of the Funds. CDC IXIS Modified Diversified Portfolio will become IXIS Moderate Diversified Portfolio. CDC Nvest Star Advisers Fund will become IXIS U.S. Diversified Portfolio. CDC Nvest Star Value Fund will become IXIS Value Fund.

    ***The Trustees have approved a plan of liquidation for this Fund. If the Fund is liquidated before the Record Date, shareholders of the Fund will not be entitled to vote at the Special Meeting of Shareholders. If the Fund is liquidated on or after the Record Date, shareholders of the Fund will be entitled to vote at the Special Meeting of Shareholders. It is expected that the Loomis Sayles Benchmark Core Bond Fund will be liquidated on May 13, 2005.

                      I. PROPOSAL 1: ELECTION OF TRUSTEES

Background.

   The purpose of this proposal is to elect a Board of Trustees of each Trust. Pursuant to the provisions of each of the Trusts' current Declaration of Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the persons named as proxies will vote in favor of the election of all of the twelve nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee's term of office will be until his or her successor is elected and qualified. If a nominee should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve or to leave a vacancy in the Board. The required vote is discussed below in "Other Information--Required Vote".

   All nominees named below (except for Mr. Baker and Ms. Walker) currently are Trustees of the Trusts and have served in that capacity continuously since originally elected or appointed (except for Mr. Allison, as described in note A to the table below). None of the nominees are related to each other. Those nominees listed under "Nominees for Interested Trustee" are "interested persons," as defined in the Investment Company Act of 1940, of the Trusts by virtue of their affiliation with the Trusts, IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), Loomis, Sayles & Company, L.P. ("Loomis Sayles") or the Trusts' principal underwriters, IXIS Asset Management Distributors, L.P and Loomis Sayles Distributors, L.P.

   The Investment Company Act of 1940 provides that vacancies on the Boards of Trustees may be filled only by a meeting of shareholders duly called for that purpose, unless at least two-thirds of the trustees holding office immediately after the appointment were elected by the shareholders of the Trust. For the CDC Nvest Funds Trusts, the addition of trustees to the board of trustees for each trust requires such a shareholder vote. For the Loomis Sayles Funds Trusts, the Trustees have determined to submit the election of trustees to the shareholders at this time to avoid a solicitation at a future date when the election of trustees may become necessary.

   Each Fund is a series of one of the Trusts. CDC Nvest Funds Trust I consists of seven separate series, CDC Nvest Funds Trust II consists of two separate series and CDC Nvest Funds Trust III consists of three separate series. CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I each consist of one series. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and CDC Nvest Companies Trust I are sometimes referred to as the "CDC Nvest Funds Trusts." Loomis Sayles Funds I consists of twelve separate series and Loomis Sayles Funds II consists of twelve separate series. Loomis Sayles Funds I and Loomis Sayles Funds II are sometimes referred to as the "Loomis Sayles Funds Trusts."

Information About the Nominees.

   Set forth below are the names of the Nominees together with certain information about them. Except as noted, the business address of each Nominee is 399 Boylston Street, Boston, MA 02116.

NOMINEES FOR INDEPENDENT TRUSTEE
------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                        Term of Office                            in Fund
    Name, Date of        Position(s)     & Length of    Principal Occupation(s)   Complex           Other
   Birth & Address     Held with Trusts  Time Served*    During Past 5 Years**    Overseen    Directorships Held
------------------------------------------------------------------------------------------------------------------
Current Trustees
------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr. Trustee          Since 1984/A/  Douglas Dillon                39     Director, Taubman
(3/23/40)              Contract Review                 Professor and Director               Centers, Inc. (real
                       and Governance                  of the Belfer Center of              estate investment
                       Committee                       Science for International            trust); Advisory
                       Member                          Affairs, John F.                     Board Member,
                                                       Kennedy School of                    USEC Inc. (energy
                                                       Government, Harvard                  supplier)
                                                       University
------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin     Trustee          Since 2002/B/  Retired                       39     Director, Coal,
(5/30/38)              Audit Committee                                                      Energy Investments &
                       Member                                                               Management, LLC;
                                                                                            Director, Precision
                                                                                            Optics Corporation
                                                                                            (optics manufacturer)
------------------------------------------------------------------------------------------------------------------
Daniel M. Cain         Trustee          Since 1996/C/  President and CEO,            39     Trustee, Universal
(2/24/45)              Co-Chairman of   Co-Chairman    Cain Brothers &                      Health Realty Income
                       the Board        of the Board   Company, Incorporated                Trust; Director,
                       Chairman of the  since August   (investment banking)                 Sheridan Healthcorp
                       Audit Committee  2004                                                (physician practice
                                                                                            management)
------------------------------------------------------------------------------------------------------------------
Paul G. Chenault       Trustee          Since 2000/D/  Retired; Trustee, First       39     Director, Mailco
(9/12/33)              Contract Review                 Variable Life (variable              Office Products, Inc.
                       and Governance                  life insurance)                      (mailing equipment)
                       Committee
                       Member
------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan       Trustee          Since 1975/E/  Retired                       39     None
(4/5/32)               Co-Chairman of   Co-Chairman
                       the Board        of the Board
                       Chairman of the  since August
                       Contract Review  2004
                       and Governance
                       Committee
------------------------------------------------------------------------------------------------------------------
Richard Darman         Trustee          Since 1996/F/  Partner, The Carlyle          39     Director and
(5/10/43)              Contract Review                 Group (investments);                 Chairman of the
                       and Governance                  formerly, Professor,                 Board of Directors,
                       Committee                       John F. Kennedy School               AES Corporation
                       Member                          of Government, Harvard               (international power
                                                       University                           company)
------------------------------------------------------------------------------------------------------------------
Sandra O. Moose        Trustee          Since 1982/G/  President, Strategic          39     Director, Verizon
(2/17/42)              Audit Committee                 Advisory Services                    Communications;
                       Member                          (management                          Director, Rohm and
                                                       consulting); formerly,               Haas Company
                                                       Senior Vice President                (specialty chemicals);
                                                       and Director, The                    Director, AES
                                                       Boston Consulting                    Corporation
                                                       Group, Inc.
                                                       (management
                                                       consulting)

NOMINEES FOR INDEPENDENT TRUSTEE
---------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                    Portfolios
                                             Term of Office                          in Fund
       Name, Date of          Position(s)     & Length of   Principal Occupation(s)  Complex           Other
      Birth & Address       Held with Trusts  Time Served*   During Past 5 Years**   Overseen    Directorships Held
---------------------------------------------------------------------------------------------------------------------
John A. Shane               Trustee          Since 1982/H/  President and Director,     39     Director, Gensym
(2/22/33)                   Contract Review                 Palmer Service                     Corporation (software
                            and Governance                  Corporation                        and technology
                            Committee                       (venture capital                   service provider); Abt
                            Member                          organization)                      Associates Inc.
                                                                                               (research and
                                                                                               consulting)
---------------------------------------------------------------------------------------------------------------------
Proposed New Trustees
---------------------------------------------------------------------------------------------------------------------
Charles D. Baker            Nominee for      Not applicable President and Chief     Not        None
(11/13/56)                  Trustee                         Executive Officer,      applicable
Harvard Pilgrim Health Care                                 Harvard Pilgrim Health
93 Worcester Street                                         Care (health plan)
Wellesley, MA 02481
---------------------------------------------------------------------------------------------------------------------
Cynthia L. Walker           Nominee for      Not applicable Dean for Finance &      Not        None
(7/25/56)                   Trustee                         CFO (formerly,          applicable
                                                            Associate Dean for
                                                            Finance & CFO),
                                                            Harvard Medical School
---------------------------------------------------------------------------------------------------------------------

* The year provided is the earliest year during which a Trustee was elected or appointed for any of the Trusts.
** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.
/A /Mr. Allison served as Trustee from 1984 to 1993 for CDC Nvest Cash Management Trust and CDC Nvest Funds Trust I and for a short period in 1993 for CDC Nvest Funds Trust II. Mr. Allison has served as Trustee from 1995 to the present for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Cash Management Trust, from 2000 to the present for CDC Nvest Companies Trust I and from 2003 to the present for the Loomis Sayles Funds Trusts.
/B /Mr. Benjamin has served as Trustee from 2002 to the present for the Loomis Sayles Funds Trusts and from 2003 to the present for the CDC Nvest Funds Trusts.
/C /Mr. Cain has served as Trustee from 1996 to the present for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Cash Management Trust, from 2000 to the present for CDC Nvest Companies Trust I, and from 2003 to the present for the Loomis Sayles Funds Trusts.
/D /Mr. Chenault has served as Trustee from 2000 to the present for Loomis Sayles Funds II, from 2002 to the present for Loomis Sayles Funds I and from 2003 to the present for the CDC Nvest Funds Trusts.
/E /Mr. Cowan has served as Trustee from 1975 to the present for CDC Nvest Funds Trust II, from 1993 to the present for CDC Nvest Cash Management Trust and CDC Nvest Funds Trust I, from 1995 to the present for CDC Nvest Funds Trust III, from 2000 to the present for CDC Nvest Companies Trust I and from 2003 to the present for the Loomis Sayles Funds Trusts.
/F /Mr. Darman has served as Trustee from 1996 to the present for CDC Nvest Funds Trusts I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Cash Management Trust, from 2000 to the present for CDC Nvest Companies Trust I and from 2003 to the present for the Loomis Sayles Funds Trusts.
/G /Ms. Moose has served as Trustee from 1982 to the present for CDC Nvest Cash Management Trust and CDC Nvest Funds Trust I, from 1993 to the present for CDC Nvest Funds Trust II, from 1995 to the present for CDC Nvest Funds Trust III, from 2000 to the present for CDC Nvest Companies Trust I and from 2003 to the present for the Loomis Sayles Funds Trusts.
/H /Mr. Shane has served as Trustee from 1982 to the present for CDC Nvest Funds Trust II, from 1993 to the present for CDC Nvest Cash Management Trust and CDC Nvest Funds Trust I, from 1995 to the present for CDC Nvest Funds Trust III, from 2000 to the present for CDC Nvest Companies Trust I and from 2003 to the present for the Loomis Sayles Funds Trusts.

NOMINEES FOR INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                          Term of Office                          in Fund
     Name, Date of        Position(s)      & Length of   Principal Occupation(s)  Complex         Other
    Birth & Address     Held with Trusts   Time Served*   During Past 5 Years**   Overseen  Directorships Held
--------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/   Trustee           Since 2002/I/  President, Chairman,        39            None
(4/17/47)               President and                    Director, and Chief
555 California Street   Chief Executive                  Executive Officer,
San Francisco, CA 94104 Officer of                       Loomis Sayles;
                        Loomis Sayles                    President and CEO,
                        Funds I; Chief                   Loomis Sayles Funds I
                        Executive Officer
                        of Loomis Sayles
                        Funds II
--------------------------------------------------------------------------------------------------------------
John T. Hailer/2/       Trustee           Since 2000/J/  President and Chief         39            None
(11/23/60)              President and                    Executive Officer, IXIS
                        Chief Executive                  Asset Management
                        Officer of CDC                   Distributors, L.P.
                        Nvest Funds
                        Trusts; President
                        of Loomis Sayles
                        Funds II,
                        Executive Vice
                        President of
                        Loomis Sayles
                        Funds I

* The year provided is the earliest year during which a Trustee was elected or appointed for any of the Trusts.
** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.
/I /Mr. Blanding has served as Trustee from 2002 to the present for the Loomis Sayles Funds Trusts and from 2003 to the present for the CDC Nvest Funds Trusts.
/J /Mr. Hailer has served as Trustee from 2000 to the present for the CDC Nvest Funds Trusts and from 2003 to the present for the Loomis Sayles Funds Trusts.
/1 /Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
    President, Chairman, Director and Chief Executive Officer of Loomis Sayles. /2 /Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors.

   Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006. The Trustees may reevaluate or suspend the retirement policy in the future. If a vacancy exists for any reason, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

   The Board of Trustees of the Trusts is currently composed of two interested and eight Independent Trustees. The total number of meetings of the board of trustees for each Trust's last fiscal year is listed in the following table. For each Trust, all Trustees attended at least 75% of the board and relevant committee meetings held during each Trust's last fiscal year.

                                                             Number of
          Trust                           Fiscal Year Ended  Meetings
          -----                           ------------------ ---------

          CDC Nvest Companies Trust I.... January 31, 2005       5

          CDC Nvest Funds Trust I*....... December 31, 2004
          CDC Nvest Funds Trust II*
          CDC Nvest Funds Trust III                              5

          Loomis Sayles Funds I.......... September 30, 2004
          Loomis Sayles Funds II                                 5

          CDC Nvest Cash Management Trust June 30, 2004          4

--------
* Loomis Sayles Core Plus Bond Fund, a series of CDC Nvest Funds Trust I, and Loomis Sayles Massachusetts Tax Free Income Fund, a series of CDC Nvest Funds Trust II, each have a fiscal year end of September 30, which is different from the other Funds in such Trusts.

Information about the Officers.

   The table below provides certain information about the officers of the Trusts including their ages, positions, terms of office and length of time served, and principal occupations during the past five years. Except as noted, the business address of each officer is 399 Boylston Street, Boston, MA 02116.

OFFICERS
---------------------------------------------------------------------------------------------
                                          Term of Office
   Name, Date of         Position(s)       & Length of         Principal Occupation(s)
  Birth & Address      Held with Trusts    Time Served*         During Past 5 Years**
---------------------------------------------------------------------------------------------
Coleen Downs Dinneen Secretary, Clerk and   Since 2004   Senior Vice President, General
(12/16/60)           Chief Legal Officer                 Counsel, Secretary and Clerk
                                                         (formerly, Deputy General Counsel,
                                                         Assistant Secretary and Assistant
                                                         Clerk), IXIS Asset Management
                                                         Distribution Corporation, IXIS
                                                         Asset Management Distributors,
                                                         L.P., IXIS Asset Management
                                                         Advisors, L.P. and IXIS Asset
                                                         Management Services Company;
                                                         Chief Compliance Officer, IXIS
                                                         Asset Management Advisors, L.P.
---------------------------------------------------------------------------------------------
Daniel J. Fuss       Executive Vice         Since 2003   Vice Chairman and Director,
(9/27/33)            President, Loomis                   Loomis, Sayles & Company, L.P.;
One Financial Center Sayles Funds Trusts                 Prior to 2002, President and Trustee
Boston, MA 02111                                         of Loomis Sayles Funds II
---------------------------------------------------------------------------------------------

OFFICERS
-------------------------------------------------------------------------------------------
                                        Term of Office
  Name, Date of        Position(s)       & Length of         Principal Occupation(s)
 Birth & Address     Held with Trusts    Time Served*         During Past 5 Years**
-------------------------------------------------------------------------------------------
Michael C. Kardok  Treasurer, Principal   Since 2004   Senior Vice President, IXIS Asset
(7/17/59)          Financial and                       Management Advisors, L.P. and
                   Accounting Officer                  IXIS Asset Management
                                                       Distributors, L.P.; formerly, Senior
                                                       Vice President, IXIS Asset
                                                       Management Services Company;
                                                       formerly, Senior Director, PFPC
                                                       Inc; formerly, Vice President--
                                                       Division Manager, First Data
                                                       Investor Services, Inc.
-------------------------------------------------------------------------------------------
Frank A. LoPiccolo Anti-Money             Since 2003   President, Chief Executive Officer
(4/1/53)           Laundering Officer                  and Director (formerly, Executive
                                                       Vice President), IXIS Asset
                                                       Management Services Company
-------------------------------------------------------------------------------------------
John E. Pelletier  Chief Operating        Since 2004   Executive Vice President and Chief
(6/24/64)          Officer                             Operating Officer (formerly,
                                                       General Counsel, Secretary and
                                                       Clerk), IXIS Asset Management
                                                       Distributors, L.P. and IXIS Asset
                                                       Management Advisors, L.P.;
                                                       Executive Vice President (formerly,
                                                       Senior Vice President, General
                                                       Counsel, Secretary and Clerk), IXIS
                                                       Asset Management Distribution
                                                       Corporation; Director (formerly,
                                                       President, Chief Executive Officer,
                                                       General Counsel, Secretary and
                                                       Clerk), IXIS Asset Management
                                                       Services Company
-------------------------------------------------------------------------------------------
Kristin Vigneaux   Chief Compliance       Since 2004   Chief Compliance Officer for
(9/25/69)          Officer, since 2004                 Mutual Funds, IXIS Asset
                                                       Management Distributors, L.P.,
                                                       IXIS Asset Management Advisors,
                                                       L.P. and IXIS Asset Management
                                                       Services Company; formerly, Vice
                                                       President, IXIS Asset Management
                                                       Services Company

--------
* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Mr. Fuss is not an officer of the CDC Nvest Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees

   The Trusts have delegated certain authority to the two standing committees of the Trusts, the Audit Committee and the Contract Review and Governance Committee.

   The Contract Review and Governance Committee of the Trusts consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the trusts.

   The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders may submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the recommended trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the recommended candidate's knowledge of the mutual fund industry;
(ii) any experience possessed by the recommended candidate as a director or senior officer of other public companies; (iii) the recommended candidate's educational background; (iv) the recommended candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the recommended candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the recommended candidate's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the recommended candidate's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   The total number of meetings of the Contract Review and Governance Committee for each Trust's last fiscal year is listed in the following table:

                                                             Number of
          Trust                           Fiscal Year Ended  Meetings
          -----                           ------------------ ---------
          CDC Nvest Companies Trust I.... January 31, 2005       5

          CDC Nvest Funds Trust I*....... December 31, 2004      5
          CDC Nvest Funds Trust II*
          CDC Nvest Funds Trust III

          Loomis Sayles Funds I.......... September 30, 2004     5
          Loomis Sayles Funds II

          CDC Nvest Cash Management Trust June 30, 2004          5

--------
* Loomis Sayles Core Plus Bond Fund, a series of CDC Nvest Funds Trust I, and Loomis Sayles Massachusetts Tax Free Income Fund, a series of CDC Nvest Funds Trust II, each have a fiscal year end of September 30, which is different from the other Funds in such Trusts.

   The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent auditors can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian.

   The total number of meetings of the Audit Committee for each Trust's last fiscal year is listed in the following table:

                                                             Number of
          Trust                           Fiscal Year Ended  Meetings
          -----                           ------------------ ---------
          CDC Nvest Companies Trust I.... January 31, 2005       5

          CDC Nvest Funds Trust I*....... December 31, 2004      5
          CDC Nvest Funds Trust II*
          CDC Nvest Funds Trust III

          Loomis Sayles Funds I.......... September 30, 2004     5
          Loomis Sayles Funds II

          CDC Nvest Cash Management Trust June 30, 2004          9

--------
* Loomis Sayles Core Plus Bond Fund, a series of CDC Nvest Funds Trust I, and Loomis Sayles Massachusetts Tax Free Income Fund, a series of CDC Nvest Funds Trust II, each have a fiscal year end of September 30, which is different from the other Funds in such Trusts.

   The current membership of each committee is as follows:

       Audit Committee           Contract Review and Governance Committee
       ---------------           ----------------------------------------
       Daniel M. Cain--Chairman         Kenneth J. Cowan--Chairman
       Sandra O. Moose                  Graham T. Allison, Jr.
       Edward A. Benjamin               Richard Darman
                                        John A. Shane
                                        Paul G. Chenault

   The committee on which Mr. Baker or Ms. Walker will serve if they are elected as Trustees of the Trusts has not been determined.

Ownership of Fund Shares

   The following tables set forth the dollar range of shares of each nominee beneficially owned by each Nominee in (i) each Fund and (ii) all of the Funds in the CDC Nvest Funds and Loomis Sayles Funds complex, as of March 8, 2005.

           Dollar Range of Equity Securities Owned by Each Nominee*

                                        Graham T.   Edward A. Charles D. Paul G.  Kenneth J.
Name of Fund                           Allison, Jr. Benjamin    Baker    Chenault   Cowan
--------------------------------------------------------------------------------------------
AEW Real Estate Fund                        E           A         A         A         B
--------------------------------------------------------------------------------------------
CDC Nvest Cash Management Trust--Money
  Market Series                             A           A         A         A         E
--------------------------------------------------------------------------------------------

                                                   Graham T.   Edward A. Charles D. Paul G.  Kenneth J.
Name of Fund                                      Allison, Jr. Benjamin    Baker    Chenault   Cowan
-------------------------------------------------------------------------------------------------------
CDC IXIS Moderate Diversified Portfolio                A           A         A         A         A
-------------------------------------------------------------------------------------------------------
CDC Nvest Star Advisers Fund                           E           A         A         A         C
-------------------------------------------------------------------------------------------------------
CDC Nvest Star Value Fund                              A           A         A         A         B
-------------------------------------------------------------------------------------------------------
CGM Advisor Targeted Equity Fund                       E           A         A         A         C
-------------------------------------------------------------------------------------------------------
Hansberger International Fund                          A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Harris Associates Focused Value Fund                   A           C         A         A         C
-------------------------------------------------------------------------------------------------------
Harris Associates Large Cap Value Fund                 A           A         A         A         C
-------------------------------------------------------------------------------------------------------
IXIS Equity Diversified Portfolio                      A           A         A         A         A
-------------------------------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund                   A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund                 A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                                A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund                      A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                        A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                         A           C         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Growth Fund                              A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles High Income Fund                         A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles High Income Opportunities Fund           A           A         A         A         A
-------------------------------------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund      A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund           A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income
  Fund                                                 A           A         A         A         E
-------------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income
  Fund                                                 A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                      A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund               A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Limited Term Government and
  Agency Fund                                          A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Massachusetts Tax Free Income
  Fund                                                 A           A         A         A         A
-------------------------------------------------------------------------------------------------------
Loomis Sayles Municipal Income Fund                    A           A         A         A         A
-------------------------------------------------------------------------------------------------------
Loomis Sayles Research Fund                            A           A         A         D         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund                    A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund                     A           C         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund                A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Strategic Income Fund                    A           C         A         A         C
-------------------------------------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund                  A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Value Fund                               A           A         A         A         B
-------------------------------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                           C           A         A         A         B
-------------------------------------------------------------------------------------------------------

                                                Graham T.   Edward A. Charles D. Paul G.  Kenneth J.
Name of Fund                                   Allison, Jr. Benjamin    Baker    Chenault   Cowan
----------------------------------------------------------------------------------------------------
Vaughan Nelson Small Cap Value Fund                 A           A         A         A         B
----------------------------------------------------------------------------------------------------
Westpeak Capital Growth Fund                        A           A         A         A         B
----------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity Securities in
  All Funds Overseen by Director or Nominee
  in Family of Investment Companies                 E           E         A         D         E
----------------------------------------------------------------------------------------------------

*A.None
 B.$1 - $10,000
 C.$10,0011 - $50,000
 D.$50,0011 - $100,000
 E.over $100,000
 Amountsinclude amounts held through the deferred compensation plan.

     Dollar Range of Equity Securities Owned by Each Nominee* (continued)

------------------------------------------------------------------------------------------------
                                                  Daniel M. Richard Sandra O. John A. Cynthia L.
Name of Fund                                        Cain    Darman    Moose    Shane    Walker
------------------------------------------------------------------------------------------------
AEW Real Estate Fund                                  A        A        A        E        A
------------------------------------------------------------------------------------------------
CDC Nvest Cash Management Trust--Money
  Market Series                                       A        A        A        A        A
------------------------------------------------------------------------------------------------
CDC IXIS Moderate Diversified Portfolio               A        A        A        A        A
------------------------------------------------------------------------------------------------
CDC Nvest Star Advisers Fund                          A        E        E        A        A
------------------------------------------------------------------------------------------------
CDC Nvest Star Value Fund                             A        A        A        A        A
------------------------------------------------------------------------------------------------
CGM Advisor Targeted Equity Fund                      A        E        A        A        A
------------------------------------------------------------------------------------------------
Hansberger International Fund                         A        E        A        A        A
------------------------------------------------------------------------------------------------
Harris Associates Focused Value Fund                  A        A        A        A        A
------------------------------------------------------------------------------------------------
Harris Associates Large Cap Value Fund                A        A        A        A        A
------------------------------------------------------------------------------------------------
IXIS Equity Diversified Portfolio                     A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund                  A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund                A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                               A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund                     A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                       A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                        A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Growth Fund                             A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles High Income Fund                        A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles High Income Opportunities Fund          A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund     A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund          A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income
  Fund                                                A        A        A        A        A
------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income
  Fund                                                A        A        A        A        A
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                               Daniel M. Richard Sandra O. John A. Cynthia L.
Name of Fund                                     Cain    Darman    Moose    Shane    Walker
---------------------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                  A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund           A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Limited Term Government and
  Agency Fund                                      A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Massachusetts Tax Free Income
  Fund                                             A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Municipal Income Fund                A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Research Fund                        A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund                A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund                 A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund            A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Strategic Income Fund                A        A        A        C        A
---------------------------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund              A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Value Fund                           A        A        A        A        A
---------------------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                       C        A        A        A        A
---------------------------------------------------------------------------------------------
Vaughan Nelson Small Cap Value Fund                E        A        A        A        A
---------------------------------------------------------------------------------------------
Westpeak Capital Growth Fund                       A        A        A        A        A
---------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity Securities in
  All Funds Overseen by Director or Nominee
  in Family of Investment Companies                E        E        E        E        A
---------------------------------------------------------------------------------------------

*A.None
 B.$1 - $10,000
 C.$10,001 - $50,000
 D.$50,001 - $100,000
 E.over $100,000
 Amountsinclude amounts held through the deferred compensation plan.

     Dollar Range of Equity Securities Owned by Each Nominee* (continued)

    ------------------------------------------------------------------------
                                                         Robert J.  John T.
    Name of Fund                                         Blanding** Hailer**
    ------------------------------------------------------------------------
    AEW Real Estate Fund                                     A         A
    ------------------------------------------------------------------------
    CDC Nvest Cash Management Trust--Money Market Series     A         A
    ------------------------------------------------------------------------
    CDC IXIS Moderate Diversified Portfolio                  A         A
    ------------------------------------------------------------------------
    CDC Nvest Star Advisers Fund                             A         A
    ------------------------------------------------------------------------
    CDC Nvest Star Value Fund                                A         A
    ------------------------------------------------------------------------
    CGM Advisor Targeted Equity Fund                         A         D
    ------------------------------------------------------------------------
    Hansberger International Fund                            A         A
    ------------------------------------------------------------------------
    Harris Associates Focused Value Fund                     A         A
    ------------------------------------------------------------------------
    Harris Associates Large Cap Value Fund                   A         D
    ------------------------------------------------------------------------
    IXIS Equity Diversified Portfolio                        A         A
    ------------------------------------------------------------------------
    Loomis Sayles Aggressive Growth Fund                     C         A
    ------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                              Robert J.  John T.
Name of Fund                                                                  Blanding** Hailer**
-------------------------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund                                            A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                                                           E         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund                                                 A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                                                   A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                                                    A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Growth Fund                                                         E         A
-------------------------------------------------------------------------------------------------
Loomis Sayles High Income Fund                                                    A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles High Income Opportunities Fund                                      A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund                                 A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund                                      E         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund                             A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund                                  A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                                                 A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund                                          A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Limited Term Government and Agency Fund                             A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Massachusetts Tax Free Income Fund                                  A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Municipal Income Fund                                               A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Research Fund                                                       A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund                                               E         C
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund                                                E         E
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund                                           A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Strategic Income Fund                                               E         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund                                             A         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Value Fund                                                          D         A
-------------------------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                                                      A         A
-------------------------------------------------------------------------------------------------
Vaughan Nelson Small Cap Value Fund                                               A         A
-------------------------------------------------------------------------------------------------
Westpeak Capital Growth Fund                                                      A         A
-------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director
  or Nominee in Family of Investment Companies                                    E         E
-------------------------------------------------------------------------------------------------

*A.None
 B.$1 - $10,000
 C.$10,001 - $50,000
 D.$50,001 - $100,000
 E.over $100,000

** Messrs. Hailer and Blanding are Interested Trustees.

Trustee Compensation

   The Trusts pay no compensation to their officers or to their Trustees who are Interested Trustees.

   Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. The Co-Chairmen of the Board each receive an additional annual retainer fee of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Committee member is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end Fund advised by AEW Management and Advisors, L.P, and an affiliate of IXIS Advisors and Loomis Sayles, each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

   Prior to July 1, 2004, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member received an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman received an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assumed four Committee meetings per year. Each Trustee was compensated $1,750 per Committee meeting that he or she attended in excess of four per year.

   The Trusts do not provide retirement or pension benefits to the Trustees.

   The following table sets forth information describing the compensation of each Trustee and committee member for his or her services for the year ended December 31, 2004. The Funds have not adopted any pension or retirement plan for the Trustees. Therefore there are no pension or retirement benefits accrued as a part of Fund expenses and the estimated annual benefits upon retirement are $0 for all Trustees.

                              Compensation Table
                 Total Aggregate Compensation from each Trust*

                                                                                          Total
                        CDC     CDC       CDC       CDC    CDC Nvest                   Compensation
                       Nvest   Nvest     Nvest     Nvest      Cash    Loomis   Loomis    from the
                       Funds   Funds     Funds   Companies Management Sayles   Sayles      Fund
Name of Trustee       Trust I Trust II Trust III  Trust I    Trust    Funds I Funds II  Complex**
---------------------------------------------------------------------------------------------------
Graham T. Allison***  $20,959  $4,192   $3,407    $1,317     $3,018   $35,311 $20,546    $ 88,750
---------------------------------------------------------------------------------------------------
Edward A. Benjamin*** $21,815  $4,362   $3,575    $1,376     $3,132   $36,815 $21,425    $ 92,500
---------------------------------------------------------------------------------------------------
Daniel M. Cain***     $25,247  $5,058   $4,207    $1,619     $3,601   $42,737 $25,065    $107,535
---------------------------------------------------------------------------------------------------
Paul G. Chenault      $20,959  $4,192   $3,407    $1,317     $3,018   $35,311 $20,546    $ 88,750
---------------------------------------------------------------------------------------------------
Kenneth J. Cowan***   $24,391  $4,888   $4,039    $1,560     $3,487   $41,233 $24,186    $103,785
---------------------------------------------------------------------------------------------------
Richard Darman***     $19,824  $3,976   $3,254    $1,265     $2,845   $33,440 $19,646    $ 84,250
---------------------------------------------------------------------------------------------------
Sandra O. Moose       $21,815  $4,362   $3,575    $1,376     $3,132   $36,815 $21,425    $ 92,500
---------------------------------------------------------------------------------------------------
John A. Shane         $20,959  $4,192   $3,407    $1,317     $3,018   $35,311 $20,546    $ 88,750
---------------------------------------------------------------------------------------------------
Robert J. Blanding    $     0  $    0   $    0    $    0     $    0   $     0 $     0    $      0
---------------------------------------------------------------------------------------------------
John T. Hailer        $     0  $    0   $    0    $    0     $    0   $     0 $     0    $      0
---------------------------------------------------------------------------------------------------
Peter S. Voss+        $     0  $    0   $    0    $    0     $    0   $     0 $     0    $      0

* Compensation information is given for the year ending December 31, 2004, which is the fiscal year end for CDC Nvest Funds Trust I (except for Loomis Sayles Core Plus Bond Fund), CDC Nvest Funds Trust II (except for Loomis Sayles Massachusetts Tax Free Income Fund) and CDC Nvest Funds Trust III. The fiscal years of the other Trusts end on the following dates: CDC Nvest Companies Trust I, January 31; CDC Nvest Cash Management Trust, June 30; Loomis Sayles Funds I and Loomis Sayles Funds II, September 30.
** Total compensation represents amounts paid during 2004 to a Trustee for serving on the board of trustees of eight trusts with a total of forty-one
   (41) funds as of December 31, 2004.
***Amounts include payments deferred by trustees for the year ended December
   31, 2004, with respect to the Trusts. The total amount of deferred compensation accrued for CDC Nvest Funds Trust I as of December 31, 2004 for the Trustees is as follows: Allison ($20,959), Benjamin ($21,815), Cain ($25,247), Cowan ($5,937) and Darman ($19,824). The total amount of deferred compensation accrued for CDC Nvest Funds Trust II as of December 31, 2004 for the Trustees is as follows: Allison ($4,192), Benjamin ($4,363), Cain ($25,247), Cowan ($1,183) and Darman ($3,976). The total amount of deferred compensation accrued for CDC Nvest Funds Trust III as of December 31, 2004 for the Trustees is as follows: Allison ($3,407), Benjamin ($3,575), Cain ($4,207), Cowan ($951) and Darman ($3,254). The total amount of deferred compensation accrued for CDC Nvest Funds Companies Trust I as of December 31, 2004 for the Trustees is as follows: Allison ($1,317), Benjamin ($1,376), Cain ($1,619), Cowan ($365) and Darman ($1,265). The total amount of deferred compensation accrued for CDC Nvest Cash Management Trust as of December 31, 2004 for the Trustees is as follows: Allison ($3,018), Benjamin ($3,132), Cain ($3,601), Cowan ($860) and Darman ($2,845). The total amount of deferred compensation accrued for Loomis Sayles Funds I as of December 31, 2004 for the Trustees is as follows: Allison ($35,311), Benjamin ($36,815), Cain ($42,737), Cowan ($9,979) and Darman ($33,440). The total amount of deferred compensation accrued for Loomis Sayles Funds II as of December 31, 2004 for the Trustees is as follows: Allison ($20,546), Benjamin ($21,425), Cain ($25,065), Cowan ($5,726) and Darman ($19,646).
+  Mr. Voss resigned as a Trustee of the Trusts effective August 20, 2004.

  Independent Registered Public Accounting Firm

   At the regular meeting of the Boards of Trustees on August 20, 2004, PricewaterhouseCoopers LLP ("PwC") was selected and approved by the Board of Trustees of CDC Nvest Cash Management Trust to serve as the independent registered public accounting firm for CDC Nvest Cash Management Trust--Money Market Series for the fiscal year ending June 30, 2005. At the regular meeting of the Boards of Trustees on November 19, 2004, PwC was selected and approved by the Boards of Trustees of CDC Nvest Funds Trust I (with respect to Loomis Sayles Core Plus Bond Fund only), CDC Nvest Funds Trust II (with respect to Loomis Sayles Massachusetts Tax Free Income Fund only), Loomis Sayles Funds I and Loomis Sayles Funds II to serve as the independent registered public accounting firm for such Funds for the fiscal year ending September 30, 2005. At the regular meeting of the Boards of Trustees on March 11, 2005, PwC was selected and approved by the Boards of Trustees of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (except with respect to the series mentioned above) and CDC Nvest Funds Trust III to serve as the independent public registered public accounting firm for such Funds for the fiscal year ending December 31, 2005 and by the Board of Trustees of CDC Nvest Companies Trust I for AEW Real Estate Fund for the fiscal year ending January 31, 2006. If requested by any Shareholder at a reasonable time before the Meeting, a Representative of PwC will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. PwC is located at 125 High Street, Boston, Massachusetts 02110.

   The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Trusts in each of the last two fiscal years.

Trust and Fiscal Year Ended Audit Fees Audit-Related Fees   Tax Fees   All Other Fees
-------------------------------------------------------------------------------------
CDC Nvest Funds Trust I
-------------------------------------------------------------------------------------
    December 31, 2004        $179,500       $15,000(1)    $  38,795(2)      N/A
-------------------------------------------------------------------------------------
    December 31, 2003        $214,500       $ 4,000(1)    $  33,560(2)      N/A
-------------------------------------------------------------------------------------

CDC Nvest Funds Trust II
-------------------------------------------------------------------------------------
    December 31, 2004        $ 23,250           N/A       $   5,615(4)      N/A
-------------------------------------------------------------------------------------
    December 31, 2003        $ 23,250       $ 7,000(3)    $  19,365(4)      N/A
-------------------------------------------------------------------------------------

CDC Nvest Funds Trust III
-------------------------------------------------------------------------------------
    December 31, 2004        $ 45,000           N/A       $  13,330(5)      N/A
-------------------------------------------------------------------------------------
    December 31, 2003        $ 20,000           N/A       $   4,365(5)      N/A
-------------------------------------------------------------------------------------

CDC Nvest Companies Trust I
-------------------------------------------------------------------------------------
    January 31, 2005         $ 20,000           N/A       $1,250(6)         N/A
-------------------------------------------------------------------------------------
    January 31, 2004         $ 20,000           N/A       $5,050(6)         N/A
-------------------------------------------------------------------------------------

CDC Nvest Cash Management Trust
-------------------------------------------------------------------------------------
    June 30, 2004            $ 22,300           N/A       $1,900(7)         N/A
-------------------------------------------------------------------------------------
    June 30, 2003            $ 22,300           N/A       $1,900(7)         N/A
-------------------------------------------------------------------------------------

Loomis Sayles Funds I
-------------------------------------------------------------------------------------
    September 30, 2004       $284,000       $15,000       $  60,200         N/A
-------------------------------------------------------------------------------------
    September 30, 2003       $353,700       $48,000       $  69,230         N/A
-------------------------------------------------------------------------------------

Loomis Sayles Funds II
-------------------------------------------------------------------------------------
    September 30, 2004       $345,500       $40,000       $  74,515         N/A
-------------------------------------------------------------------------------------
    September 30, 2003       $395,450       $48,600       $ 100,534         N/A

(1)The audit related fees for 2003 and 2004 consist of $4,000 and $15,000, respectively, related to the performance of agreed upon procedures relating to the Trust's semi-annual financial statements.
(2)The tax fees consist of a review of the Trust's tax returns, tax compliance, and year-end shareholder reporting.
(3)The audit related fees for 2003 consist of $7,000 related to agreed upon procedures as a result of a merger regarding two series of the Trust.
(4)The tax fees consist of a review of the Trust's tax returns (2003 & 2004), tax analysis relating to the merger of two series of the Trust (2003), and year-end shareholder reporting (2004).
(5)The tax fees consist of a review of the Trust's tax returns (2004 & 2004), tax compliance (2004), and year-end shareholder reporting (2004).
(6)The tax fees consist of a review of the Trust's tax returns (2003) and year-end shareholder reporting (2004).
(7)The tax fees consist of review of the Trust's tax returns.

   On an annual basis, the Treasurer of the Funds submits to the Audit Committee information on the audit, audit-related, tax and other non-audit services to be rendered to the Funds that require pre-approval by the Audit Committee. This information provides a description of each type of service that is expected to require pre-approval, the maximum fees that can be paid for each service without further approval and the rationale for engaging the independent auditor to perform each service. The Audit Committee reviews and approves these services and reviews the projected fees for the next calendar year.

   A report is provided to the Audit Committee at regularly scheduled, quarterly Audit Committee meetings containing a summary of the services provided during the prior quarter and the level of fees associated with those services. Any subsequent revisions to already pre-approved services or fees (including fee increases) are also presented for consideration at the quarterly meetings as needed. If subsequent to the annual pre-approval of services by the Audit Committee, the Funds or one of their affiliates determine that they would like to engage the Funds' independent auditors to perform a service not already pre-approved, the Funds or such affiliate submits a request to the Treasurer. If the Treasurer determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), the Treasurer will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

   If, in the opinion of the Treasurer of the Funds, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all members of the Audit Committee outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services. Pursuant to procedures approved by the Boards, to the extent the proposed engagement involves audit, audit-related or tax services, any one individual member of the Audit Committee who is an Independent Trustee is authorized under these procedures to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit, audit-related or tax, the entire Audit Committee is authorized to pre-approve the engagement. The Treasurer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. An independent auditor must not commence the engagement under consideration until the Treasurer has indicated that the requisite approval has been obtained. The member of the Audit Committee who pre-approves any engagements between regularly scheduled Audit Committee meetings must report, for informational purposes only, any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. The percentage of "Audit-Related Fees," "Tax Fees" and "All Other Fees" set forth in the table above that were waived pursuant to 17 C.F.R. 210.2-01(c)(7)(i)(C) was zero.

   The following table sets forth the aggregate fees billed for non-audit services rendered by PwC to each Trust and to their respective investment advisers (but not any sub-advisers), and any other entity controlling, controlled by or under common control with an investment adviser that provides services to a Trust during each of the last two fiscal years.

                 Trust and Fiscal Year Ended     Non-Audit Fees
                 ----------------------------------------------
                 CDC Nvest Funds Trust I
                 ----------------------------------------------
                 December 31, 2004                  $537,955
                 ----------------------------------------------
                 December 31, 2003                  $672,730
                 ----------------------------------------------

                 CDC Nvest Funds Trust II
                 ----------------------------------------------
                 December 31, 2004                  $301,650
                 ----------------------------------------------
                 December 31, 2003                  $223,539
                 ----------------------------------------------

                 CDC Nvest Funds Trust III
                 ----------------------------------------------
                 December 31, 2004                  $389,150
                 ----------------------------------------------
                 December 31, 2003                  $201,539
                 ----------------------------------------------

                 CDC Nvest Companies Trust I
                 ----------------------------------------------
                 January 31, 2005                   $128,050
                 ----------------------------------------------
                 January 31, 2004                   $107,000
                 ----------------------------------------------

                 CDC Nvest Cash Management Trust
                 ----------------------------------------------
                 June 30, 2004                      $122,239
                 ----------------------------------------------
                 June 30, 2003                      $110,000
                 ----------------------------------------------

                 Loomis Sayles Funds I
                 ----------------------------------------------
                 September 30, 2004                 $118,000
                 ----------------------------------------------
                 September 30, 2003                 $110,000
                 ----------------------------------------------

                 Loomis Sayles Funds II
                 ----------------------------------------------
                 September 30, 2004                 $54,400
                 ----------------------------------------------
                 September 30, 2003                 $45,000

   In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether PwC's provision of the non-audit services covered in the table above under "Non-Audit Fees" for the Funds, the investment advisers and for certain related other parties are compatible with maintaining the independence of PwC as the Funds' principal accountants.

  Nomination And Election Of Directors By Shareholders

   The Agreement and Declaration of Trust of each Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940, (i) each Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

As mentioned above under "Standing Board Committees," the duties of each Trust's Contract Review and Governance Committee includes the consideration and nomination of candidates for election as Independent Trustees. This committee will consider nominations from shareholders that comply with the requirements discussed above. The charter of the Contract Review and Governance Committee is attached as Appendix A to this Proxy Statement.

   The Committee will, when a vacancy on the Board of the Trusts exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of the Fund if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, and the recommendation is received in writing no later than the date specified for receipt of shareholder proposals, as set forth below. Any such recommendations must be sent to the address indicated below under "Shareholder Communications with the Boards."

   The Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Committee for nomination as an Independent Trustee. When nominating an individual to fill a vacancy on a Fund's Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Fund, and counsel to the Fund and to the Trustees. In evaluating nominees for a position on the Board, the Committee may consider a variety of factors, including (i) the nominee's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the nominees it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board's attention in some other manner.

   Mr. Baker and Ms. Walker, the two proposed new Trustees, were recommended by the ad hoc Trustee recruitment sub-committee of the Contract Review and Governance Committee, which consisted solely of Independent Trustees.

  Shareholder Communications with the Boards

   Shareholders may mail written communications to the Boards of Trustees, addressed as follows:

      To the Attention of the Board of Trustees
      c/o Coleen Downs Dinneen, Secretary
      IXIS Asset Management Advisors, L.P.
      399 Boylston Street, Boston, Massachusetts 02116

   A shareholder's written communication must (i) be signed by the shareholder,
(ii) include the shareholder's name and address, (iii) identify the Fund(s) to which it relates and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. Shareholders may also email communications to the Board of Trustees to secretaryofthefunds@ixisag.com, provided however that communications regarding recommendations for Trustee candidates may not be submitted by email.

   The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, the Secretary shall either (i) provide a copy of each properly submitted shareholder communications to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or
(ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. Except with respect to shareholder recommendations regarding candidates to the Board, the Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund's investment advisor, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

  The Trustees unanimously recommend that shareholders vote FOR each nominee.

   II. PROPOSAL 2: APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

Background.

   Shareholders of each Trust will vote to approve an Amended and Restated Declaration of Trust for each Trust (the "Amended Declaration of Trust" or the "Amended Declaration"). For all Trusts except CDC Nvest Companies Trust I, each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. For CDC Nvest Companies Trust I, each shareholder is entitled to cast one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote. All of the Funds within a Trust vote together, as a single class. The required vote is discussed below in "Other Information--Required Vote".

   The Trustees of each Trust recommend that the shareholders of each Fund vote to approve the Amended Declaration of Trust for their Trust. In conjunction with the shareholder vote to elect additional Trustees, we are taking the opportunity to modernize our Declarations of Trust and to make them uniform across the Trusts. We anticipate that the overall effect of these changes will be to reduce costs and expenses in the administration of the Funds and provide more flexibility for the operations of the Funds, within the limits of applicable law. Certain of the changes apply to all Trusts. Others apply only to certain Trusts. Please see below for descriptions of the changes; the captions for each change indicate which Trusts the change applies to.

Discussion of Proposal.

   The Proposal for your Trust is to approve the Amended Declaration of Trust. The discussion below will highlight the differences between the Trusts' current Declarations of Trust and the Amended Declaration of Trust, but is qualified in its entirety by reference to the form of Amended and Restated Declaration of Trust, which is attached as Appendix B to this Proxy Statement. The more significant differences between the current Declaration for your Trust and the Amended Declaration are described in the next several paragraphs. Following that, other differences are reviewed in less detail.

   If Proposal 2 is approved, the Trustees will adopt Amended and Restated By-Laws for each Trust that make necessary and appropriate changes based on the Amended Declaration. No shareholder approval is required for the Amended and Restated By-Laws. If Proposal 2 is approved, the Amended Declaration of Trust for each Trust will become effective when a majority of the Trustees has signed the Amended Declaration and caused it to be filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston.

    1. Trustee Standard of Care--All Trusts

   The current Declarations provide that a Trustee shall be liable for his or her own "willful misfeasance, bad faith, gross negligence or reckless disregard" of the duties involved in the conduct of the office of Trustee. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. This standard should apply equally to all Trustees, including a trustee that serves as chairman of the Board, the lead or assistant lead independent Trustee, if any, a member or chairman of a committee of the Board, or an expert on any topic or in any area (including an audit committee financial expert).
Article VII, Section 2 of the Amended Declaration adds language making this clear.

   In the SEC's 2003 adopting release for disclosure requirements related to the "audit committee financial expert" designation, the SEC stated that "[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision." Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman of the board or any committee should not be held to a stricter standard of liability. As an extra safeguard for Trustees of the Trusts, the proposed change would make clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any implied expertise or qualifications based on the assumption of an additional position.

   The proposed change is expected to improve the ability of the Trusts to maintain and attract Trustees to serve on the Trust's audit committee and in certain other leadership roles without uncertainty over the standard of care to which they may be subject.

    2. Reduced Quorum--All Trusts

   Each of the current Declarations provides that 40% of the shares entitled to vote shall constitute a quorum at a shareholders' meeting (except where a larger quorum is required by law, by the By-Laws, or elsewhere in the relevant Declaration). Article V, Section 3 of the Amended Declaration reduces the quorum to 30%.

   The lower quorum could, in certain instances, prevent the expense of adjourning a meeting or resoliciting shareholders should a quorum not be present in person or by proxy. A bare quorum would be sufficient to elect trustees, but certain other proposals would require a larger number of shareholders to be present to meet the threshold required to approve the proposal. For example, federal law generally requires that shareholders holding at least half the shares entitled to vote be present or represented by proxy to approve an investment advisory contract, even if the quorum is less than 50%.

    3. Voting Requirement for Mergers--CDC Nvest Funds Trusts only

   Although the language is not entirely clear, the current Declarations for the CDC Nvest Funds Trusts have been read to allow a series or Trust to be merged into or consolidated with or have its shares exchanged (collectively, a "Merger") only if the Merger has been authorized by a vote of a majority of the outstanding shares of the relevant series or Trust. (The current Declarations for the Loomis Sayles Funds Trusts contain no such provision.) Article VIII,
Section 5 of the Amended Declaration would allow a Merger without a shareholder vote to the extent permitted by Massachusetts and federal law.

   It is important to note that Rule 17a-8 under the Investment Company Act of 1940 requires the Board of Trustees of a fund to be merged to make certain determinations and requires shareholder approval unless certain conditions are satisfied, including that there may be no material changes in the investment advisory contract of the Fund, the independent trustees of the acquired fund will be a majority of the trustees of the surviving fund, and that any distribution fees pursuant to Rule 12b-1 will not be increased. Because of this requirement, some Mergers will require shareholder approval even though the Amended Declaration of Trust would not otherwise require it. In addition, the Trustees would have the option to require shareholder approval of any Merger (even if not otherwise required) if they determined that such a vote was necessary or desirable. It is anticipated that upon approval of the Amended Declaration, a Merger of a CDC Nvest Fund with a new fund (sometimes called a "shell reorganization") might be used for the purpose of moving a Fund into another one of the Trusts, without change in investment objectives, fees or other characteristics of such a Fund. In such a case, you would be permitted to cause that transaction to occur without shareholder approval.

    4. Distributions to Shareholders--CDC Nvest Funds Trusts only

   The current Declarations of Trust for the CDC Nvest Funds Trusts provide that the Trustees "shall each year, or more frequently as they determine in their sole discretion, distribute to the Shareholders of each Series...an amount approximately equal to the net income attributable to the assets belonging to such Series and may from time to time distribute to the Shareholders of each Series...such additional amounts...as they may authorize." (emphasis added).

   The current Declarations of Trust for the Loomis Sayles Funds Trusts provide that the Trustees "may each year, or more frequently if they so determine, distribute to the Shareholders of each Series out of the assets of such Series such amounts as the Trustees may determine." (emphasis added).

   The Amended Declaration conforms to the language in the current Declarations for the Loomis Sayles Funds Trusts. The new language (Article VI, Section 1) will provide the Trustees more flexibility with regard to distributions to shareholders. It may also improve efficiency of administration of the Trusts because there will be a uniform standard across all of the Trusts. No change to the distribution policies of any of the Funds is currently contemplated as a result of this change. Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company."

    5. Designation of Series--CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust

   The current Declarations for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Cash Management Trust each list the series of the Trust within the Declaration. The effect of this provision is to require an amendment to the Declaration of Trust to be executed by the Trustees and filed with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston each time a series (a fund) is added, terminated, or changes its name.

   The Amended Declaration would allow the Trustees to establish a new series (a fund), change the name of a series, or liquidate a series by a resolution or written consent of a majority of the Trustees. It would no longer be necessary for an amendment to be filed with the local and state governments. This is expected to reduce the burdens of administration of the relevant Funds, including legal expenses and filing fees. Similar provisions are in the current Declarations for the Loomis Sayles Funds Trusts and the CDC Nvest Companies Trust I, as well as the governing documents of other investment companies organized as Massachusetts business trusts.

    6. Right of Access to Shareholder List or Transmission of Materials for a Special Meeting to Remove Trustees--All Trusts

   The Amended Declaration provides that a Trustee may be removed from office by the vote or written declaration of two-thirds of the shares of a Trust. The Trustees are required to call a meeting of shareholders to consider the question of removal of a trustee or trustees to the extent required by the Investment Company Act of 1940. The Investment Company Act of 1940 also provides that a group of shareholders meeting certain requirements as to number of shareholders in the group, length of ownership of shares in the Trust, and collective ownership of shares of a Trust has certain rights (at the option of the Trustees) of access to the list of shareholders or, upon payment of reasonable expenses, to have the communication mailed to the shareholders.

   The current Declarations (except for that of CDC Nvest Cash Management Trust) contain language that is substantially similar to the relevant provisions of the Investment Company Act of 1940. Some of those provisions are not included in the Amended Declaration of Trust because they are not required. The provisions of the Investment Company Act of 1940, as they may be amended from time to time, will govern removal of Trustees by shareholders and related issues regarding shareholder meetings for that purpose.

   No provisions on this subject appear in the current Declarations for the CDC Nvest Cash Management Trust. If the Amended Declaration is approved, the provisions of the Investment Company Act of 1940 that currently apply will continue to apply to Trustees of the CDC Nvest Cash Management Trust.

   For each of the Trusts, no change in the rights of shareholders to remove Trustees, access shareholder lists, or communicate with other shareholders for the purposes of calling a meeting to remove Trustees is anticipated.

    7. Record Date--CDC Nvest Funds Trusts only

   The shareholders of the relevant class, series, or Trust on the "record date" for a shareholder meeting have the right to notice of the meeting and the right to vote at the meeting. The current Declarations for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and CDC Nvest Cash Management Trust each provide that the Trustees may select a record date for a meeting of shareholders not more than 60 days before the date of the meeting. The current Declaration for CDC Nvest Companies Trust I provides that the record date may not be more than 90 days before the date of the meeting.

   The Amended Declaration of Trust would remove this restriction from the Declarations of Trust. If the Proposal is approved, the Trustees intend to add similar language to the By-Laws (such a change does not require a shareholder vote), allowing the record date to be up to 90 days prior to the date of a shareholder meeting. (The By-Laws of the Loomis Sayles Funds Trusts currently include this provision.) This change would allow for longer proxy solicitation periods when warranted, would provide for a uniform standard for all of the Trusts, and would allow the Trustees to modify the provision in the future without shareholder approval.

    8. Voting By Share Rather Than By Net Asset Value--CDC Nvest Companies Trust I only

   The current Declaration for CDC Nvest Companies Trust I (the "Companies Trust Declaration") provides that a shareholder is entitled to one vote for each dollar of net asset value (number of shares times net asset value per share). The Amended Declaration of Trust, like the current Declarations of the other Trusts, instead provides that each share is entitled to one vote. (In all cases, fractional dollars of net asset value or fractional shares are entitled to fractional votes.) To the extent that the net asset value per share is different for different classes of the AEW Real Estate Fund, this change would have the effect of altering the voting power among the classes.

    9. Shareholders' Right to Vote on Amendments--All Trusts Except CDC Nvest Companies Trust I

   The Companies Trust Declaration starts with the presumption that no shareholder vote is required and then lists the following instances in which a shareholder vote is required: amendments affecting shareholders' right to vote, any amendment required by law or the registration statement, any amendment to sections governing amendments, and any amendment submitted to shareholders by the Trustees. Similar language is included in the Amended Declaration.

   In contrast, the current Declarations for the other CDC Nvest Funds Trusts provide that amendments will require the approval of a majority of Trustees when authorized by a vote of a majority of shares entitled to vote with respect to that amendment, except for certain provisions regarding new Funds or classes and amendments "having the purpose of changing the name of the Trust or of any Series or class of Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision." The current Declarations for the Loomis Sayles Funds Trusts also have similar language, with the exception that the Loomis Sayles Funds Trusts currently permit the Trustees to establish, change or eliminate the par value of shares without shareholder vote.

   This change will allow certain amendments to be adopted by the Trustees without the cost and delay of solicitation and a shareholder meeting when the Trustees determine that such a change is desirable.

    10.Ability of Independent Trustees to Hire Employees, Agents or
       Experts--All Trusts

   The Amended Declaration contains language that explicitly authorizes the Independent Trustees, in their discretion, to hire employees and other agents and experts necessary to carry out their duties. The Independent Trustees must have this authority under recent changes to fund governance rules. None of the current Declarations explicitly grants such authority, although the By-Laws of the Trusts do contain a similar provision. We believe that the Declarations should be modified to include this language.

    11.Additional Differences--CDC Nvest Funds Trusts I, CDC Nvest Funds Trust
       II and CDC Nvest Funds Trust III only

   The current Declarations for CDC Nvest Funds Trust I and CDC Nvest Funds Trust II are substantially identical. The differences between them include dates of adoption, names of series (funds), and minor variations in wording or punctuation in certain clauses. The current Declaration for CDC Nvest Funds Trust III has differences of the same scope as the differences between CDC Nvest Funds Trust I and CDC Nvest Funds Trust

II, and also includes a reference to the initial trustee and certain references to powers and rights that specifically refer to classes of Funds, rather than only to series (Funds). The differences between the current Declarations are minor and for purposes of the remainder of this section, the discussion indicates differences with the current Declarations, on the one hand, with the Amended Declaration, on the other hand.

   The current Declarations provide that any redemptions-in-kind shall approximate the diversification of assets of the series. The Amended Declaration contains no such requirement. Redemptions are generally in cash and, because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the circumstances in which a Fund pays the redemption price wholly or partly in kind are limited.

    12.Additional Differences--CDC Nvest Companies Trust I only

   The Companies Trust Declaration contains several provisions that are not included in the Amended Declaration of Trust. These provisions are not included because they are not necessary in a declaration of trust (either because the Trustees have implied power to act, because they may be included in the By-Laws or otherwise). First, the Companies Trust Declaration states that that each share of the Trust "shall be fully paid and non-assessable." It explicitly grants the Trustees the power to impose sales charges or other fees, to issue fractional shares, to establish a mandatory retirement age, to delegate power to an investment adviser, and to take certain other actions. Certain terms not required in a declaration of trust, such as the fiscal year, provisions regarding the use of name of the adviser, and severability in case of conflict with laws are included in the Companies Trust Declaration but not in the Amended Declaration. The Companies Trust Declaration also allows a vote of a majority of outstanding shares (as defined in the Investment Company Act of 1940) to terminate the Trust (or a series or class). The Amended Declaration of Trust, like the current Declarations of the other Trusts, requires a higher shareholder vote (66 2/3%) for termination. For all of the current Declarations and the Amended Declaration, a majority of Trustees may terminate the Trust (or a series or class) upon notice to the shareholders.

   The Companies Trust Declaration provides that the Trustees' decision whether to bring or maintain a derivative claim (i.e., one which is brought on behalf of the Trust) is subject to a shareholder vote on the question. The Amended Declaration provides that the Trustees may, but need not, submit the question to a shareholder vote.

   The Companies Trust Declaration further provides that when the Trust makes payments in kind it shall "so far as may be practicable, deliver assets that approximate the diversification of all of the assets belonging to [the Fund being redeemed]." It also provides extensive detail on conduct of the Trust, a series (Fund), or class must conduct itself following termination of the same. The Amended Declaration contains no such provisions.

    13.Additional Differences--Loomis Sayles Funds Trusts only

   The current Declarations for Loomis Sayles Funds I and Loomis Sayles Funds II are substantially identical to each other, other than the name of the Trust. The current Declarations restrict consideration for shares to cash or tangible or intangible property (or a combination thereof). There is no such restriction in the Amended Declaration. No change in current policies of the Trusts are intended at this time.

   The current Declarations state that a written consent of shareholders may be taken by a majority of shareholders. Article V, Section 4 of the Amended Declaration states that "[s]hareholders holding a majority of shares entitled to vote on the matter" may take action by written consent.

   The current Declarations for the Loomis Sayles Funds Trusts provide that amendments will be filed with the Boston City Clerk. This states current law and practice (to which no changes are anticipated) but is not included in the Amended Declaration.

    14.Additional Differences--CDC Nvest Funds Trust I, CDC Nvest Funds Trust
       II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust and Loomis Sayles Funds Trusts

   The Amended Declaration provides that notices of shareholder meetings may be given by electronic mail or by facsimile. No such provision is included in the current Declarations for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III or for the Loomis Sayles Funds Trusts. The Trusts do not presently intend to change current practice regarding distribution of shareholder notices, although they may in the future subject to any applicable SEC rules or guidance.

   The Amended Declaration has more detailed provisions than the current Declarations on whether shareholder voting on a question will be by class, series (fund), or Trust. It also states that there shall be no cumulative voting for Trustees. The new language does not change shareholder rights but simply explicitly states the rules that currently apply to the Trusts by operation of law or otherwise. The Amended Declaration also specifies that assets of a series (a fund) are subject only to creditors of that series. The current Declarations do not include the limitation with respect to creditors of the particular series.

   The Amended Declaration specifically grants the Trust the power to redeem shareholders that engage in conduct "harmful to the Trust" or otherwise as the Trustees determine to be "necessary or appropriate." This provision is in the current Companies Trust Declaration and may be useful as an explicit grant of power for redemptions in accordance with the anti-money-laundering program or similar programs.

   Article III, Section 9 of the Amended Declaration adds new language regarding derivative claims (i.e., claims that are brought on behalf of the Trust). It governs the rules for a shareholder to make demand on the Trustees requesting that the Trustees bring or maintain an action, proceeding or claim. This section also describes the Trustees' power to settle derivative claims.

    15.Additional Differences--CDC Nvest Cash Management Trust

   There are certain additional provisions in the current Declaration for the CDC Nvest Cash Management Trust intended for series (funds) of the type known as money market funds. References to Reserve Regulations, amortized cost, and maintenance of constant net asset value are practices relevant for a money market fund (but not for other mutual funds). The Amended Declaration does not contain such references because the officers of the Trust believe that they are not necessary. Consistent with applicable law and current practice, the Fund will use amortized cost valuation and seek to maintain a constant net asset value of $1.00 per share. The procedures for doing so will be governed by the By-Laws, applicable SEC regulations and such other procedures as the Trustees may from time to time adopt.

   The Trustees unanimously recommend that shareholders vote to approve the Amended and Restated Declaration of Trust for each Trust.

                            III. OTHER INFORMATION

  Investment Advisers and Subadvisers.

   The following table list each Fund's investment adviser and, where applicable, sub-adviser(s). Information about the advisers and subadvisers is provided after the table.

--------------------------------------------------------------------------------------------
Trust                     Fund                     Adviser            Subadviser(s)
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   CDC Nvest Star           IXIS Advisors      Harris Associates L.P.
                          Advisers Fund                               Loomis Sayles
                          (as of May 1, 2005, will                    Mercury Advisors
                          be renamed IXIS U.S.
                          Diversified Portfolio)
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   CDC Nvest Star Value     IXIS Advisors      Harris Associates L.P.
                          Fund                                        Loomis Sayles
                          (as of May 1, 2005, will                    Vaughan Nelson
                          be renamed IXIS Value                       Investment
                          Fund)                                       Management, L.P.
                                                                      Westpeak Global
                                                                      Advisors, L.P.
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   CGM Advisor Targeted     Capital Growth     N/A
                          Equity Fund              Management Limited
                                                   Partnership
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   Hansberger               IXIS Advisors      Hansberger Global
                          International Fund                          Investors, Inc.
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   Loomis Sayles Core       Loomis Sayles      N/A
                          Plus Bond Fund
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   Vaughan Nelson Small     IXIS Advisors      Vaughan Nelson
                          Cap Value Fund                              Investment
                                                                      Management, L.P.
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I   Westpeak Capital         IXIS Advisors      Westpeak Global
                          Growth Fund                                 Advisors, L.P.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust II  Harris Associates Large  IXIS Advisors      Harris Associates L.P.
                          Cap Value Fund
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust II  Loomis Sayles            Loomis Sayles      N/A
                          Massachusetts Tax Free
                          Income Fund
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust III CDC IXIS Moderate        IXIS Advisors      Loomis Sayles
                          Diversified Portfolio                       Harris Associates L.P.
                          (as of May 1, 2005, will                    Reich & Tang Asset
                          be renamed IXIS                             Management, LLC
                          Moderate Diversified                        Hansberger Global
                          Portfolio)                                  Investors, Inc.
--------------------------------------------------------------------------------------------
CDC Nvest Funds Trust III Harris Associates        IXIS Advisors      Harris Associates L.P.
                          Focused Value Fund
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Trust                     Fund                    Adviser            Subadviser(s)
-------------------------------------------------------------------------------------------
CDC Nvest Funds Trust III IXIS Equity Diversified IXIS Advisors      Loomis Sayles
                          Portfolio                                  Harris Associates L.P.
                                                                     Reich & Tang Asset
                                                                     Management, LLC
                                                                     Hansberger Global
                                                                     Investors, Inc.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
CDC Nvest Cash            CDC Nvest Cash          IXIS Advisors      Reich & Tang Asset
  Management Trust        Management Trust--                         Management, LLC
                          Money Market Series
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
CDC Nvest Companies       AEW Real Estate Fund    AEW Management and N/A
  Trust I                                         Advisors, L.P.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles           Loomis Sayles      N/A
                          Benchmark Core Bond
                          Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Bond      Loomis Sayles      N/A
                          Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Fixed     Loomis Sayles      N/A
                          Income Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Global    Loomis Sayles      N/A
                          Bond Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles High      Loomis Sayles      N/A
                          Income Opportunities
                          Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Inflation Loomis Sayles      N/A
                          Protected Securities
                          Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles           Loomis Sayles      N/A
                          Institutional High
                          Income Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles           Loomis Sayles      N/A
                          Investment Grade Fixed
                          Income Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles           Loomis Sayles      N/A
                          Intermediate Duration
                          Fixed Income Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Mid Cap   Loomis Sayles      N/A
                          Growth Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Small     Loomis Sayles      N/A
                          Company Growth Fund
-------------------------------------------------------------------------------------------
Loomis Sayles Funds I     Loomis Sayles Small     Loomis Sayles      N/A
                          Cap Value Fund
-------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------
   Trust                  Fund                    Adviser       Subadviser(s)
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles           Loomis Sayles      N/A
                          Aggressive Growth
                          Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles Growth    Loomis Sayles      N/A
                          Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles High      Loomis Sayles      N/A
                          Income Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles           Loomis Sayles      N/A
                          Investment Grade Bond
                          Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles Limited   Loomis Sayles      N/A
                          Term Government and
                          Agency Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles Mid Cap   Loomis Sayles      N/A
                          Growth Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles           Loomis Sayles      N/A
                          Municipal Income Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles           Loomis Sayles      N/A
                          Research Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles Strategic Loomis Sayles      N/A
                          Income Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles Tax-      Loomis Sayles      N/A
                          Managed Equity Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles Value     Loomis Sayles      N/A
                          Fund
   --------------------------------------------------------------------------
   Loomis Sayles Funds II Loomis Sayles           Loomis Sayles      N/A
                          Worldwide Fund
   --------------------------------------------------------------------------

   IXIS Asset Management Advisors, L.P. ("IXIS Advisors") is located at 399 Boylston Street, Boston, Massachusetts 02116.

   Loomis, Sayles & Company, L.P. is located at One Financial Center, Boston, Massachusetts 02111.

   AEW Management and Advisors, L.P. is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

   Capital Growth Management Limited Partnership is located at One International Place, Boston, Massachusetts 02110.

   Hansberger Global Investors, Inc. is located at 401 Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

   Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

   Mercury Advisors is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly owned subsidiary of Merrill Lynch & Co., Inc., conducts certain business.

   Reich & Tang Asset Management, LLC is located at 600 Fifth Avenue, New York, New York 10020.

   Vaughan Nelson Investment Management, L.P. is located at 600 Travis, Suite 6300, Houston, Texas 77002.

   Westpeak Global Advisors, L.P. is located at 1470 Walnut Street, Boulder, Colorado 80302.

  Principal Underwriters.

   IXIS Asset Management Distributors, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, is the principal underwriter for all of the Funds, except with respect to Class J shares of Loomis Sayles Investment Grade Bond Fund.

   Loomis Sayles Distributors, L.P., located at One Financial Center, Boston, Massachusetts 02110, is the principal underwriter for Class J shares of Loomis Sayles Investment Grade Bond Fund.

  Administrator and Advisory Administrator.

   IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as administrator for the Funds. IXIS Advisors also serves as advisory administrator to the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Massachusetts Tax Free Income Fund.

  Fund Annual and Semi-Annual Reports.

   Except as stated otherwise, CDC Nvest Cash Management Trust--Money Market Series and AEW Real Estate Fund have previously sent their Annual and Semi-Annual Reports to their shareholders. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III and the Loomis Sayles Funds have previously sent their Annual Report to their shareholders. You can obtain a copy of these Reports without charge by writing to IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116 or by calling 1-800-225-5478. In addition, the Funds' Annual and Semi-Annual Reports are available on our websites, www.cdcnvestfunds.com for the CDC Nvest Funds (Click on "Fund Information" and then "Financial Reports") and www.loomissayles.com for the Loomis Sayles Funds (Click on "Mutual Funds" and then "Literature" and the "Fund Reports").

  Certain Purchases and Sales of Securities.

   There were no purchases or sales by any of the Nominees of any securities in excess of 1% of any class of outstanding securities of any Adviser, any Sub-Adviser, or any of their Parents or Subsidiaries since the beginning of each Fund's most recently completed fiscal year.

  Certain Relationships and Interests of Trustees and Officers.

   No Trustees or Officers have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office.

  Outstanding Shares and Significant Shareholders.

   Shareholders of record at the close of business on April 6, 2005 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix C to this Proxy Statement lists for each Fund the total number of shares outstanding as of March 8, 2005 for each class of the Fund's shares. It also identifies holders, as of March 8, 2005, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds as of March 8, 2005.

Information About Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trusts or by employees or agents of IXIS Advisors, Loomis Sayles or their respective affiliates. In addition, Alamo Direct has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,036,045.

   Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies and printing and mailing this proxy statement to shareholders, will be paid by the Trusts.

   Voting and Tabulation of Proxies. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of all of the nominees for election as Trustees of the Trusts and for approval of the relevant Amended and Restated Agreement and Declaration of Trust. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal, including all of the nominees for election as Trustees. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent of the shares of any Trust outstanding on the record date, present in person or represented by proxy, constitute quorums for the transaction of business by the shareholders of that Trust at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal to approve the Amended and Restated Declaration of Trust for all Trusts except CDC Nvest Companies Trust I. For the election of Trustees and the approval of the Amended and Restated Declaration of Trust for CDC Nvest Companies Trust I, these shares will have no effect on whether the applicable proposal is approved. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   Votes on Proposal 1 (Election of Trustees) and Proposal 2 (Approval of an Amended and Restated Declaration of Trust) will be tabulated on a Trust basis, such that shareholders of the Funds within each Trust will vote together as a single class to elect the Board of Trustees and on whether to approve the changes to the relevant Declaration of Trust. For a Trust, the approval of a nominee is not contingent upon approval of any other nominee or the Amended Declaration, and, similarly, the approval of the Amended Declaration is not contingent upon the approval of any nominee. The approval of one or more proposals for a Trust will not effect the approval of any proposal for any other Trust.

   Required Vote. The election of Trustees of the Trusts (except with respect to CDC Nvest Companies Trust I) will be by a plurality of the shares of each Trust (each Trust voting separately and all Funds of each Trust voting together as a single class) present at the meeting in person or by proxy. For CDC Nvest Companies Trust I, each shareholder is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount is entitled to a proportionate fractional vote; a plurality of votes of CDC Nvest Companies Trust I will elect Trustees. The twelve nominees receiving the highest number of votes for such Trust cast at the Meeting, provided a quorum is present, shall be elected.

   For approval of the Amended and Restated Declaration of Trust for each Trust (except for CDC Nvest Companies Trust I), the required vote is a majority of the shares of the Trust entitled to vote. For CDC Nvest

Companies Trust I, the required vote is a majority of shares voted, with each shareholder entitled to one vote for each dollar of net asset value.

   If the required vote for a proposal or for a nominee is not obtained for any Trust, the Trustees will consider what other actions to take in the best interests of that Trust.

   Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Trust to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the votes properly cast on the question, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on the proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of the Trustees of the Trusts and approval of an Amended and Restated Declaration of Trust for each Trust. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

   Shareholder Proposals at Future Meetings. The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Trust or a Fund must be received by the Trust or the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                     Appendix A

            Charter of the Contract Review and Governance Committee

                            CDC Nvest Funds Trust I
                           CDC Nvest Funds Trust II
                           CDC Nvest Funds Trust III
                        CDC Nvest Cash Management Trust
                          CDC Nvest Companies Trust I
                          AEW Real Estate Income Fund
                             Loomis Sayles Funds I
                            Loomis Sayles Funds II

   1) The Contract Review & Governance Committee (the "Committee") of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, Loomis Sayles Fund I and Loomis Sayles Funds II (the "Trusts") shall be composed entirely of independent trustees.

   2) The purposes of the Committee are:

      a) Contract Review Matters:

          i) To request and evaluate such information as may reasonably be necessary to evaluate the terms of the advisory agreements, subadvisory agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the funds in each Trust on an annual basis and as needed throughout the year;

          ii) To monitor the performance of the advisers and oversee the performance of the subadvisers to the funds in each Trust on a quarterly and annual basis, and as needed throughout the year;

          iii) To monitor the discount or premium, if any, of the closed end fund's market price on the American Stock Exchange to its net asset value;

          iv) To monitor the effect of the use of leveraging (through the issuance of preferred shares) of the closed-end fund on common share total return;

          v) To hold scheduled meetings on a regular basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

          vi) To submit minutes of such meetings to the full Board on a regular basis.

      b) Governance Matters:

          i) The Committee (or a subcommittee established by the Board) shall make and consider nominations for independent trustee membership on the Board of Trustees when necessary, pursuant to the procedures set forth in Appendix A hereto;

          ii) The Committee shall, at least annually, review board governance practices and procedures and shall recommend any appropriate changes to the full board;

          iii) The Committee shall periodically review the composition of the board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the board;

          iv) The Committee shall, at least annually, review trustee compensation and shall recommend any appropriate changes to the independent trustees;

          v) The Committee shall review committee assignments on an annual basis; and

          vi) The Committee shall review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full board.

   3) Other Powers and Responsibilities:

      a) The Committee shall monitor the performance of legal counsel employed by the Trusts and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees;

      b) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust;

      c) When appropriate the Committee shall review potential conflict of interest situations; and

      d) The Committee shall review this charter at least annually and recommend any changes to the full board.

--------------------------------------------------------------------------------

  Appendix A to the Charter--Procedures with Respect to Nominees to the Board

   I. Identification of Candidates. When a vacancy on the Board of the Trusts exists or is anticipated, the Committee may make nominations for Trustee membership. When nominating an individual to fill a vacancy on the Trust's Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel and counsel to the Independent Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. The Committee has not established specific, minimum qualifications that must be met by an individual in order for such person to be considered by the Committee for nomination as an Independent Trustee.

   II. Shareholder Candidates. Except as provided below, the Committee also shall consider any candidate for Independent Trustee recommended by a shareholder of a Trust if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, and the recommendation is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Board of Trustees, c/o Secretary of the Trust. The Trusts may adopt different and/or more detailed requirements with respect to shareholder nominations of Trustee candidates. Such requirements may be contained in a Trust's Declaration of Trust or Bylaws. For example, the Bylaws of the AEW Real Estate Income Fund contain detailed requirements that must be met by shareholders submitting Trustee candidates. In such case, any shareholder nominations must meet such requirements in order to be considered. A recommendation from a shareholder shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

   III. Evaluation of Candidates. In evaluating nominees for a position on the Board, the Committee may consider any factors it deems appropriate, including, without limitation, (i) the nominee's knowledge of the mutual fund industry;
(ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and
(viii) the existing composition of the Board and any anticipated vacancies or other transitions. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board's attention in some other manner.

                                                                     Appendix B

                                [NAME OF TRUST]

        FORM OF AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

   THIS [        ] AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made
at Boston, Massachusetts this    day of             , 2005 (the "Effective
Date") by the Trustees hereunder and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided:

   WITNESSETH that

   WHEREAS, The Trustees adopted the Original Declaration of Trust on
            ,     , [as amended and restated on             ,     ];

   WHEREAS, the required number of shares approved this Amended and Restated Declaration of Trust at a special meeting of shareholders duly called for that
purpose on             , 2005;

   WHEREAS, this Trust has been formed to carry on the business of an investment company; and

   WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

   NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustee hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares in this Trust as hereinafter set forth.

                                   ARTICLE I

                             NAME AND DEFINITIONS

   Section 1.  This Trust shall be known as "                     Trust   " and
the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

   Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

      (a) "Trust" refers to the Massachusetts business trust established by
   this [      ] Amended and Restated Declaration of Trust, as amended or restated from time to time;

      (b) "Trustees" refers to the persons signatory hereto, so long as they continue in office in accordance with the terms of this Declaration of Trust, and all other persons who may from time to time be duly elected or appointed in accordance with Article IV hereof;

      (c) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust or in any class of Shares of the Trust (as the context may require) shall be divided from time to time;

      (d) "Shareholder" means a record owner of Shares;

      (e) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

      (f) The terms "Commission" and "principal underwriter" shall have the meanings given them in the 1940 Act;

      (g) "Declaration of Trust" or "Declaration" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

      (h) "By-Laws" shall mean the By-Laws of the Trust, as amended from time to time;

      (i) "Series Company" refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

      (j) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article III;

      (k) "Multi-Class Series" refers to Series of Shares established and designated as Multi-Class Series under or in accordance with the provisions of Article III, Section 6; and

      (l) The terms "class" and "class of Shares" refer to each class of Shares into which the Shares of any Multi-Class Series may from time to time be divided in accordance with the provisions of Article III.

                                  ARTICLE II

                               PURPOSE OF TRUST

   The purpose of the Trust is to engage in the business of a management investment company.

                                  ARTICLE III

                                    SHARES

   Section 1. Division of Beneficial Interest. The Shares of the Trust shall be issued in one or more Series as the Trustees may, without shareholder approval, authorize. Each Series shall be preferred over all other Series in respect of assets specifically allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. The beneficial interest in each Series shall at all times be divided into an unlimited number of Shares, without par value, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the Series with each other Share of the same Series, none having priority or preference over another. The Trustees may, without Shareholder approval, divide the Shares of any Series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the By-Laws. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series or Class.

   Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and class and as to the number of Shares of each Series and class held from time to time by each.

   Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

   Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

   Section 5. Power of Trustees to Change Provisions Relating to
Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust; provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders. The establishment and designation of any Series of Shares in addition to the Series established and designated prior to the Effective Date shall be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such resolution. The establishment and designation of any class of Shares shall be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution.

   Without limiting the generality of the foregoing, the Trustees may, without the approval of Shareholders, for the above-stated purposes, amend the Declaration of Trust to:

      (a) create one or more Series or classes of Shares (in addition to any Series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular Series or classes in accordance with such eligibility requirements;

      (b) amend any of the provisions set forth in paragraphs (a) through (j) of Section 6 of this Article III;

      (c) combine one or more Series or classes of Shares into a single Series or class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or a Series as set forth in Article VIII, Section 5;

      (d) change or eliminate any eligibility requirements for investment in Shares of any Series or class, including without limitation the power to provide for the issue of Shares of any Series or class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

      (e) change the designation of any Series or class of Shares;

      (f) change the method of allocating dividends among the various Series and classes of Shares;

      (g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or classes of Shares; and

      (h) specifically allocate assets to any or all Series of Shares or create one or more additional Series of Shares which are preferred over all other Series of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any classes of Shares thereof.

   Section 6. Establishment and Designation of Series and Classes. Shares of each Series established through and including the Effective Date shall have the following rights and preferences relative to Shares of each other Series, and Shares of each class of a Multi-Class Series shall have such rights and preferences relative to other classes of the same Series as are set forth below, together with such other rights and preferences relative to such other classes as are set forth in any resolution of the Trustees establishing and designating such class of Shares:

      (a) Assets belonging to Series.  Subject to the provisions of paragraph
   (c) of this Section 6:

      All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

      (b) Liabilities Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

      The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, the expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

      (c) Apportionment of Assets etc. in Case of Multi-Class Series. In the case of any Multi-Class Series, to the extent necessary or appropriate to give effect to the relative rights and preferences of any classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs and reserves belonging or attributable to that Series may be allocated or attributed to a particular class of Shares of that Series or apportioned among two or more classes of Shares of that Series; and (ii) Shares of any class of such Series may have priority or preference over Shares of other classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series or class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same class and that all dividends and distributions to Shareholders of a particular class shall be made ratably among all Shareholders of such class according to the number of Shares of such class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

      (d) Dividends, Distributions, Redemptions and
   Repurchases. Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or class) with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets belonging to such Series or attributable to such class, nor shall any Shareholder of any particular Series or class otherwise have any right or claim against the assets belonging to any other Series or attributable to any other class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or class.

      (e) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V, and except to the extent required by applicable law, the Shareholders of any particular Series or class shall not be entitled to vote on any matters as to which such Series or class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or class of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or classes of Shares materially differently, Shares shall be voted by individual Series or class and (2) when the matter affects only the interests of one or more Series or classes, only Shareholders of such Series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

      (f) Equality. Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any classes of Shares of a Multi-Class Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular class of Shares within a Multi-Class Series shall represent an equal proportionate interest in the assets belonging to such Series that are attributable to such class (subject to the liabilities attributable to such class), and each Share of any particular class within a Multi-Class Series shall be equal to each other Share of such class.

      (g) Fractions. Any fractional Share of a Series or class shall carry proportionately all the rights and obligations of a whole Share of that Series or class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

      (h) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or class shall have the right to exchange said Shares for Shares of one or more other Series or classes of Shares in accordance with such requirements and procedures as may be established by the Trustees.

      (i) Combination of Series or Classes. Without limiting the authority of the Trustees set forth in Article VIII, Section 5, the Trustees shall have the authority, without the approval of the Shareholders of any Series or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Series or attributable to any class into assets and liabilities belonging to a single Series or attributable to a single class.

      (j) Elimination of Series or Class. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may abolish and rescind the establishment and designation of that Series by vote or written consent of a majority of the then Trustees. At any time that there are no Shares outstanding of any particular class previously established and designated of a Multi-Class Series, the Trustees may abolish that class and rescind the establishment and designation thereof by vote or written consent of a majority of the then Trustees.

   Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

   Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

   Section 9. Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders.

                                  ARTICLE IV

                                 THE TRUSTEES

   Section 1. Election and Tenure. The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

   Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

   Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter. In addition to the foregoing, the trustees of the Trust who are not Interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 shall have the power to hire employees and other agents and experts necessary to carry out their duties, as determined by the trustees of the Trust who are not Interested persons of the Trust in their discretion.

   Without limiting the foregoing, the Trustees shall have power and authority:

      (a) To invest and reinvest cash, and to hold cash uninvested;

      (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

      (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

      (d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

      (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise;

      (f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

      (g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

      (h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

      (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

      (j) To borrow funds or other property;

      (k) To endorse or guarantee the payment of any notes or other obligations of any person; and to make contracts of guaranty or suretyship, or otherwise assume liability for payment of such notes or other obligations;

      (l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; and

      (m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

   The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

   Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, administrators, investment advisers or managers, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur.

   Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

   Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

   Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or class with any corporation, trust, association or other organization (a "Manager"); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with a Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

   The fact that:

      (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

      (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing, custodian or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract or transfer, shareholder servicing, custodian or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE V

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

   Section 1. Voting Powers.  The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article VIII, Section 8, (iii) to the extent provided in Article III, Section 9 as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or class to the extent and as provided in Article VIII, Section 4, (v) to remove Trustees from office to the extent and as provided in Article V, Section 6 and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The number of votes that each whole or fractional Share shall be entitled to vote as to any matter on which it is entitled to vote shall be as specified in the By-Laws. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or class are outstanding the Trustees may exercise all rights of Shareholders of that Series or class with respect to matters affecting that Series or class and may with respect to that Series or class take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders thereof.

   Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in
Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place within or outside the Commonwealth of Massachusetts designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder's address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

   Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 30% of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series or classes is to vote as a single class separate from any other Shares which are to vote on the same matters as a separate class or classes, 30% of the Shares of each such class entitled to vote shall constitute a quorum at a Shareholders' meeting of that class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or class which are entitled to vote, voting separately, shall also be required to decide such question.

   Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws or by law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

   Section 5. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

   Section 6. Removal of Trustees. No natural person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding Shares have declared that such Trustee be removed from that office either by declaration in writing filed with the Trust's custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees shall call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee to the extent required by the 1940 Act.

                                  ARTICLE VI

          NET INCOME, DISTRIBUTIONS, AND REDEMPTIONS AND REPURCHASES

   Section 1. Distributions of Net Income. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each Series out of the assets of such Series such amounts as the Trustees may determine. Except as otherwise permitted by Section 6 of Article III in the case of Multi-Class Series, all dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders and recorded on the books of the Trust at the date and time of record established for the payment of such dividend or distributions.

   The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the By-Laws. Determinations of net income of any Series or class and determinations of income, asset value, capital gains, expenses and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   If, for any reason, the net income of any Series or class determined at any time is a negative amount, the pro rata share of such negative amount allocable to each Shareholder of such Series or class shall constitute a liability of such Shareholder to that Series or class which shall be paid out of such Shareholder's account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or class in the account of such Shareholder or (z) otherwise.

   Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the By-Laws, next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or attributable to any class thereof or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

   The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. The fair value, selection and quantity of any securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.
   Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof: (i) if at such time such Shareholder owns Shares of any Series or class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or class; (iii) if the Trustees determine that such Shareholder is engaging in conduct that is harmful to the Trust or any Series or class; or
(iv) if the Trustees otherwise determine such redemption to be necessary or appropriate.

                                  ARTICLE VII

             COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

   Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

   Section 2. Limitation of Liability. No Trustee, officer, employee or agent of the Trust shall be subject to any liability whatsoever to any person in connection with Trust property or the affairs of the Trust, and no Trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust or for the act or omission of any other Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or
(y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Nothing in this Declaration of Trust, including without limitation anything in this Article VII, Section 2, shall protect any Trustee, officer, employee or agent of the Trust against any liabilities to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

   Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                 ARTICLE VIII

                                 MISCELLANEOUS

   Section 1. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series or class shall look only to the assets of the Trust, or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular Series or attributable to a particular class, only to the assets belonging to the relevant Series or attributable to the relevant class, for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

   Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.
   Section 2. Trustee's Good Faith Action, Expert Advice, No Bond or
Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

   Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

   Section 4. Termination of Trust, Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66 2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be terminated at any time by vote of at least 66 2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of that Series or class. Nothing in this Declaration of Trust or the By-Laws shall restrict the power of the Trustees to terminate any Series or class of Shares by written notice to the Shareholders of such Series, whether or not such Shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such Series or class of Shares.

   Upon termination of the Trust (or any Series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may be), to the Shareholders of that Series (or class, as the case may be), as a Series (or class, as the case may be), ratably according to the number of Shares of that Series (or class, as the case may be) held by the several Shareholders on the date of termination.

   Section 5. Reorganizations. The Trust, or any one or more Series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any jurisdiction, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of any jurisdiction under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant Series.

   Section 6. Filing of Copies, Reference, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

   Section 7. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

   Section 8. Amendments. Except as specifically provided herein, the Trustees may without shareholder vote amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in
Section 1 of Article V; (b) on any amendment to this Section 8; (c) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (d) on any amendment submitted to them by the Trustees. Any required or permitted to be submitted to Shareholders of one or more Series or classes that, as the Trustees determine, shall affect the Shareholders of one or more Series or classes shall be authorized by a vote of the Shareholders of each Series or class affected and no vote of shareholders of a Series or Class not affected shall be required.

   Section 9. Addresses. The address of the Trust is 399 Boylston Street, Boston, Massachusetts 02116. The address of each of the Trustees is 399 Boylston Street, Boston, Massachusetts 02116.

                 [Remainder of page intentionally left blank.]

   IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the day first above written.


  ----------------------------------    ---------------------------------
  Graham T. Allison, Jr.                Richard Darman

  ----------------------------------    ---------------------------------
  Edward A. Benjamin                    John T. Hailer

  ----------------------------------    ---------------------------------
  Robert J. Blanding                    Sandra O. Moose

  ----------------------------------    ---------------------------------
  Daniel M. Cain                        John A. Shane

  ----------------------------------    ---------------------------------
  Paul G. Chenault                      Kenneth Cowan

  ----------------------------------    ---------------------------------
  [Trustee]                             [Trustee]

                       THE COMMONWEALTH OF MASSACHUSETTS

 Suffolk, ss.                                      Boston,             , 2005

   Then personally appeared each of the above named persons and acknowledged the foregoing instrument to be his free act and deed, before me.


                                                  ------------------------------
                                                  Notary Public

                                                  My Commission Expires:

                                                                     Appendix C

   For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of March 8, 2005 was as follows:

----------------------------------------------------------------------------------------------
                                          Class A        Class B       Class C      Class Y
----------------------------------------------------------------------------------------------
CDC Nvest Funds Trust I
----------------------------------------------------------------------------------------------
CDC Nvest Star Advisers Fund            20,695,550.86 12,516,880.91  3,274,420.66 1,152,024.58
----------------------------------------------------------------------------------------------
CDC Nvest Star Value Fund               11,630,870.01  3,266,063.68    377,500.91     N/A
----------------------------------------------------------------------------------------------
CGM Advisor Targeted Equity Fund        74,343,445.61  6,657,864.05    364,116.20   991,127.42
----------------------------------------------------------------------------------------------
Hansberger International Fund            4,355,514.67  2,662,206.66  1,081,592.76     N/A
----------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund        9,609,578.22 12,365,205.03    520,279.39   937,273.51
----------------------------------------------------------------------------------------------
Vaughan Nelson Small Cap Value Fund      2,855,772.55  3,330,339.42    858,388.59     N/A
----------------------------------------------------------------------------------------------
Westpeak Capital Growth Fund             4,880,657.34  1,233,634.17     99,513.75     N/A
----------------------------------------------------------------------------------------------

CDC Nvest Funds Trust II
----------------------------------------------------------------------------------------------
Harris Associates Large Cap Value Fund  16,344,059.46  6,089,941.84  2,044,018.07 1,261,630.29
----------------------------------------------------------------------------------------------
Loomis Sayles Massachusetts Tax Free
  Income Fund                            4,717,964.53    247,376.77      N/A          N/A
----------------------------------------------------------------------------------------------

CDC Nvest Funds Trust III
----------------------------------------------------------------------------------------------
CDC IXIS Moderate Diversified
  Portfolio                              3,874,068.06      N/A       6,176,473.01     N/A
----------------------------------------------------------------------------------------------
Harris Associates Focused Value Fund     7,972,706.71  8,474,322.00 10,967,761.74     N/A
----------------------------------------------------------------------------------------------
IXIS Equity Diversified Portfolio          371,015.81      N/A         293,984.65     N/A
----------------------------------------------------------------------------------------------

CDC Nvest Cash Management Trust
----------------------------------------------------------------------------------------------
CDC Nvest Cash Management Trust--
  Money Market Series                  301,979,774.43 22,649,246.19  1,919,095.33     N/A
----------------------------------------------------------------------------------------------

CDC Nvest Companies Trust I
----------------------------------------------------------------------------------------------
AEW Real Estate Fund                     3,575,254.21    833,626.67    837,018.20   598,562.90
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                      Institutional Class Retail Class  Admin Class
----------------------------------------------------------------------------------------------------
Loomis Sayles Funds I
----------------------------------------------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund                    1,304,760.16        26,663.66     N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                                 209,933,303.37    29,931,469.13 3,245,471.25
----------------------------------------------------------------------------------------------------
Loomis Sayles Fixed Income Fund                          27,654,339.20         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                           28,532,755.81    40,639,402.81     N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles High Income Opportunities Fund               890,904.443         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Inflation Protected Securities Fund           936,294.26         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Institutional High Income Fund             12,866,900.07         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration Fixed Income Fund     3,640,313.11         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Fixed Income Fund         14,042,293.26         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund                         1,270,855.72         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund                   1,288,004.94         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund                       14,711,287.95    8,283,307.90  2,672,305.68
----------------------------------------------------------------------------------------------------

Loomis Sayles Funds II
----------------------------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund                      1,609,252.73    1,600,557.38      N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund                       1,550,574.03     468,436.46       N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund                       818,373.11         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Value Fund                                  2,036,646.14         N/A          N/A
----------------------------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                              1,843,438.49         N/A          N/A
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                            Class A      Class B       Class C      Class Y       Class J
--------------------------------------------------------------------------------------------
Loomis Sayles Funds II
--------------------------------------------------------------------------------------------
Loomis Sayles
  Growth Fund             7,624,759.16 7,154,154.41  3,119,269.61 9,827,663.59      N/A
--------------------------------------------------------------------------------------------
Loomis Sayles High
  Income Fund             4,977,094.25 3,254,828.61    580,517.96     N/A           N/A
--------------------------------------------------------------------------------------------
Loomis Sayles Investment
  Grade Bond Fund         2,135,903.37   228,819.73  1,281,715.84 1,300,304.97 27,604,350.00
--------------------------------------------------------------------------------------------
Loomis Sayles Limited
  Term Government and
  Agency Fund             9,108,448.83   763,663.79    546,893.53    44,101.42      N/A
--------------------------------------------------------------------------------------------
Loomis Sayles Municipal
  Income Fund            14,381,975.87 1,108,036.10      N/A          N/A           N/A
--------------------------------------------------------------------------------------------
Loomis Sayles
  Research Fund              20,820.99    17,640.35      4,215.52 2,756,757.02      N/A
--------------------------------------------------------------------------------------------
Loomis Sayles Strategic
  Income Fund            40,363,286.78 9,749,982.76 32,628,049.61 1,862,735.75      N/A
--------------------------------------------------------------------------------------------

   As of March 8, 2005, the following persons owned of record or beneficially 5% of more of the noted class of shares of the noted Fund*:

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------
CDC NVEST FUNDS TRUST I

CDC Nvest Star Advisers Fund
Class C
                MLPF&S FOR THE SOLE                     377,344.944             11.51%
                BENEFIT OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UA7
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class Y
                NEW ENGLAND MUTUAL LIFE INS CO          721,770.410             62.65%
                SEPARATE INVESTMENT ACCOUNTING
                ATTN LARRY HOISINGTON
                501 BOYLSTON STREET--6TH FLOOR
                BOSTON MA 02116-3769

                NEW ENGLAND LIFE INSURANCE CO           322,688.517             28.01%
                ATTN KATRINA ROSENBAUGH
                STATE STREET--KANSAS CITY
                801 PENNSYLVANIA AVE
                KANSAS CITY MO 64105-1307

                METLIFE INSURANCE COMPANY               102,711.538              8.92%
                ATTN ADRIENNE LAVIS
                2 MONTGOMERY ST FL 3
                JERSEY CITY NJ 07302-3899

CDC Nvest Star Value Fund
Class C
                MLPF&S FOR THE SOLE BENEFIT              96,124.222             25.46%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UA6
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

CGM Advisor Targeted Equity Fund
Class C
                CITIGROUP GLOBAL MARKETS INC.            52,566.000             14.44%
                333 WEST 34TH STREET--3RD FLOOR
                NEW YORK NY 10001-2402

                MLPF&S FOR THE SOLE BENEFIT              38,654.170             10.62%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UR8
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Class Y
                CHARLES SCHWAB & CO INC                  966,406.153            97.51%
                SPECIAL CUSTODY ACCOUNT FOR BNFT
                CUST
                ATTN MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

Hansberger International Fund
Class C
                MLPF&S FOR THE SOLE BENEFIT              196,106.885            18.14%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UA8
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Loomis Sayles Core Plus Bond Fund
Class A
                MLPF&S FOR THE SOLE BENEFIT              668,529.810             6.96%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#98484
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class B
                MLPF&S FOR THE SOLE BENEFIT            8,312,368.871            67.20%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97CJ0
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class C
                MLPF&S FOR THE SOLE BENEFIT              123,539.535            23.74%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UD1
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

                CITIGROUP GLOBAL MARKETS INC              32,720.211             6.29%
                333 WEST 34TH STREET--3RD FLOOR
                NEW YORK NY 10001-2402

Class Y
                METLIFE INSURANCE COMPANY                440,533.393            47.00%
                ATTN ADRIENNE LAVIS
                2 MONTGOMERY ST FL 3
                JERSEY CITY NJ 07302-3899

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Vaughan Nelson Small Cap Value Fund
Class C
               MLPF&S FOR THE SOLE BENEFIT               229,479.751            26.69%
               OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION ML#97UA9
               4800 DEER LAKE DR EAST--2ND FL
               JACKSONVILLE FL 32246-6484

Westpeak Capital Growth Fund
Class A
               DEFERRED COMPENSATION PLAN                516,300.961            10.58%
               FOR GENERAL AGENTS OF NEW
               ENGLAND FIN
               MET LIFE SECURITIES ACCTNG
               ATTN: JAY LANGONE
               4100 BOYSCOUT AVE
               TAMPA FL 33607-5740

Class C
               MLPF&S FOR THE SOLE BENEFIT                 7,746.760             7.78%
               OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION ML#97UA4
               4800 DEER LAKE DR EAST--2ND FL
               JACKSONVILLE FL 32246-6484

               MCB TRUST SERVICES CUST                     7,375.391             7.41%
               FBO MAINSTREET CLINIC 401K
               700 17TH ST STE 300
               DENVER CO 80202-3531

               J B L L EDUCATION TRUST DTD 12-18-98        6,788.338             6.82%
               HEIDI E LANE TRUSTEE
               9 MIDDLE RD
               ESSEX MA 01929-1021

CDC NVEST FUNDS TRUST II

Harris Associates Large Cap Value Fund
Class B
               MLPF&S FOR THE SOLE BENEFIT               368,068.660             6.05%
               OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION ML#97CJ5
               4800 DEER LAKE DR EAST--2ND FL
               JACKSONVILLE FL 32246-6484

Class C
               MLPF&S FOR THE SOLE BENEFIT             1,110,788.754            54.44%
               OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION ML#97UA2
               4800 DEER LAKE DR EAST--2ND FL
               JACKSONVILLE FL 32246-6484

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Class Y
                T ROWE PRICE TRUST CO                    286,450.681            22.70%
                FBO RETIREMENT PLAN CLIENTS
                PO BOX 17215
                BALTIMORE MD 21297-1215

Loomis Sayles Massachusetts Tax Free Income Fund
Class B
                FIRST CLEARING, LLC                       18,496.215             7.48%
                BARBARA W RUBIN TTEE
                BARBARA W RUBIN LIVING TRUST
                24 PEARL ST E
                BRIDGEWATER MA 02333-1742

CDC NVEST FUNDS TRUST III

Harris Associates Focused Value Fund
Class A
                MLPF&S FOR THE SOLE BENEFIT            2,722,785.809            34.14%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97GM8
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class B
                MLPF&S FOR THE SOLE BENEFIT            2,333,366.275            27.53%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97GM8
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class C
                MLPF&S FOR THE SOLE BENEFIT            4,572,103.620            41.68%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97GM8
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

CDC NVEST CASH MANAGEMENT TRUST

Money Market Series
Class A
                MET LIFE ADVISORS LLC                 17,401,454.930             5.76%
                501 BOYLSTON STREET
                BOSTON MA 02116-3769

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

CDC NVEST COMPANIES TRUST I

AEW Real Estate Fund
Class A
               FIRST CLEARING LLC                       202,784.975              5.68%
               COMMUNITY FIRST TRUST CO
               135 SECTION LINE RD 3RD FLOOR C 1
               HOT SPRINGS AR 71913-6431

Class B
               MLPF&S FOR THE SOLE BENEFIT               87,694.582             10.51%
               OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION ML# 4800
               DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

Class C
               MLPF&S FOR THE SOLE BENEFIT              258,822.149             30.95%
               OF ITS CUSTOMERS
               ATTN FUND ADMINISTRATION ML# 4800
               DEER LAKE DR E FL 2
               JACKSONVILLE FL 32246-6484

Class Y
               ATWELL & CO 052                          204,783.529             34.21%
               P O BOX 2044
               PECK SLIP STATION NEW YORK NY 10038

               STATE STREET BANK CUST                   189,718.202             31.70%
               FULTON COUNTY SCHOOL EMPLOYEES
               PENSION FUND
               805 PENNSYLVANIA AVE FL 5
               KANSAS CITY MO 64105-1307

               CHARLES SCHWAB & CO INC                  157,444.535             26.30%
               SPECIAL CUSTODY ACCOUNT FOR BNFT
               CUST
               ATTN MUTUAL FUNDS
               101 MONTGOMERY ST
               SAN FRANCISCO CA 94104-4122

               ATWELL & CO 050                           30,500.876              5.10%
               P O BOX 456
               WALL STREET STATION NY 10005

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

LOOMIS SAYLES FUNDS I

Loomis Sayles Benchmark Core Bond Fund
Institutional Class
                FISERV SECURITIES, INC.                 366,395.902             28.08%
                ATTN: MUTUAL FUNDS
                ONE COMMERCE SQUARE
                2005 MARKET STREET SUITE 1200
                PHILADELPHIA PA 19103-7084

                CHARLES SCHWAB & CO INC                 250,685.655             19.21%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                ASBESTOS WORKERS LOCAL #84              204,465.051             15.67%
                PENSION PLAN
                ATTN LEE Q BARNES ADMINISTRATOR
                36 EAST WARNER ROAD
                AKRON OH 44319-1864

                FOX AND CO                              169,296.943             12.98%
                PO BOX 976
                NEW YORK NY 10268-0976

                SOUTHEASTERN MICHIGAN CHAPTER           167,335.967             12.83%
                NECA
                ATTN DANIEL T TRIPP EXEC DIR
                PO BOX 385
                SOUTHFIELD MI 48037-0385

Retail Class
                C DONALD IRWIN & CAROLYN M IRWIN         7,742.8075             29.04%
                JT TEN
                PO BOX 2002
                BORREGO SPGS CA 92004-2002

                SHEILA JOHNSON & WILLIAM H JOHNSON        5,150.074             19.31%
                JT WROS
                20 CEDAR LAKE DR
                BUTTE MT 59701-4338

                BERNARD L ONEILL                          2,633.044              9.88%
                GERTRUDE A ONEILL JT WROS
                PO BOX 10431
                AUSTIN TX 78766-1431

                ELMO SUAZO                                2,610.037              9.79%
                1940 SUSSEX LN
                COLORADO SPGS CO 80909-1438

                ANA MARIA ARREGUIN                        2,081.966              7.81%
                JAIME R ARREGUIN-AVILA JT TEN
                3301 CHESTNUT ST NW
                WASHINGTON DC 20015-1413

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

                E TRADE CLEARING LLC                       1,489.573             5.59%
                PO BOX 989030
                W SACRAMENTO CA 95798-9030

Loomis Sayles Bond Fund
Admin Class

                MERRILL LYNCH PIERCE FENNER &            815,682.968            25.13%
                SMITH INC
                FOR THE SOLE BEN OF ITS CUSTOMERS
                ATT SERVICE TEAM
                4800 DEER LAKE DR E FL 3
                JACKSONVILLE FL 32246-6484

                SMITH BARNEY CORP TRUST CO TTEE          370,344.796            11.41%
                SMITH BARNEY 401K ADVISOR GRP
                TRUST
                DTD 1/1/98 ATTN JOHN LOMBARDO
                TWO TOWER CENTER
                PO BOX 1063
                E BRUNSWICK NJ 08816-1063

                NATIONWIDE TRUST CO FSB                  342,513.599            10.55%
                C/O IPO PORTFOLIO ACCOUNTING
                PO BOX 182029
                COLUMBUS OH 43218-2029

                NEW YORK LIFE TRUST COMPANY              192,937.908             5.94%
                CLIENT ACCOUNT
                169 LACKAWANNA AVE
                PARSIPPANY NJ 07054-1007

Institutional Class
                CHARLES SCHWAB & CO INC               94,706,405.630            45.19%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                NATIONAL FINANCIAL SEVICES CORP       27,100,062.528            12.93%
                FOR EXCLUSIVE BENEFIT OF ITS
                CUSTOMERS
                ATTN MUTUAL FUNDS DEPARTMENT
                5TH FL
                200 LIBERTY ST
                ONE WORLD FINANCIAL CENTER
                NEW YORK NY 10281-1003

                MERRILL LYNCH PIERCE                  19,815,041.314             9.45%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------
Retail Class

                 NATIONAL FINANCIAL SEVICES CORP       8,024,795.263            26.86%
                 FOR EXCLUSIVE BENEFIT OF ITS
                 CUSTOMERS
                 ATTN MUTUAL FUNDS DEPARTMENT
                 5TH FL
                 200 LIBERTY ST
                 ONE WORLD FINANCIAL CENTER
                 NEW YORK NY 10281-1003

                 IMS &CO                                 661,394.930             5.56%
                 P O BOX 3865
                 ENGLEWOOD CO 80155-3865

Loomis Sayles Fixed Income Fund
Institutional Class
                 MARSH & MCLENNAN COMPANIES INC        7,458,319.043            26.97%
                 MARSH & MCLENNAN DEFINED BENEFIT
                 PLAN
                 1166 AVE OF THE AMERICAS
                 NEW YORK NY 10036

                 WAKE FOREST UNIVERSITY                2,617,462.035             9.46%
                 REYNOLDS HALL ROOM 203
                 PO BOX 7354
                 1834 WAKE FOREST ROAD

                 THE NORTHERN TRUST TTEE               2,603,135.365             9.41%
                 FBO CENTERPOINT ENERGY EMPLOYEES
                 SAVINGS PLAN-DV
                 PO BOX 92994
                 CHICAGO IL 60675-2994

                 MASSACHUSETTS WATER RESOURCES         2,318,041.248             8.38%
                 AUTHORITY RETIREMENT SYSTEM
                 ATTN: BRIAN M LEAHY
                 100 FIRST AVE
                 CHARLESTOWN NAVY YARD
                 BOSTON MA 02129-2043

                 USC EDUCATIONAL FOUNDATION            2,281,574.706             8.25%
                 1600 HAMPTON ST STE 814
                 COLUMBIA SC 29201

                 SOMERVILLE RETIREMENT SYSTEM          2,280,388.035             8.25%
                 ATTN: JOHN ROURKE CHAIRMAN
                 50 EVERGREEN AVE
                 CITY HALL ANNEX
                 SOMERVILLE MA 02145-2819

                 STONEHILL COLLEGE INC                 1,394,703.460             5.04%
                 320 WASHINGTON ST
                 EASTON MA 02357-0001

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Loomis Sayles Global Bond Fund
Institutional Class
                 CHARLES SCHWAB & CO INC              11,629,700.712            40.76%
                 ATTN MUTUAL FUND DEPT
                 101 MONTGOMERY ST
                 SAN FRANCISCO CA 94104-4122

                 NATIONAL FINANCIAL SEVICES CORP       2,115,102.611             7.41%
                 FOR EXCLUSIVE BENEFIT OF ITS
                 CUSTOMERS
                 ATTN MUTUAL FUNDS DEPARTMENT
                 5TH FL
                 200 LIBERTY ST
                 ONE WORLD FINANCIAL CENTER
                 NEW YORK NY 10281-1003

                 JONES DAY 401K PLAN                   1,922,348.605             6.74%
                 NATIONAL CITY BANK TTEE
                 TRUST MUTUAL FUNDS
                 PO BOX 94984
                 CLEVELAND OH 44101-4984

Retail Class
                 CHARLES SCHWAB & CO INC              19,514,151.716            48.06%
                 ATTN MUTUAL FUND DEPT
                 101 MONTGOMERY ST
                 SAN FRANCISCO CA 94104-4122

                 NATIONAL FINANCIAL SEVICES CORP       8,254,796.866            20.33%
                 FOR EXCLUSIVE BENEFIT OF ITS
                 CUSTOMERS
                 ATTN MUTUAL FUNDS DEPARTMENT
                 5TH FL
                 200 LIBERTY ST
                 ONE WORLD FINANCIAL CENTER
                 NEW YORK NY 10281-1003

Loomis Sayles High Income Opportunities Fund
Institutional Class
                 US BANK CUSTODIAN                        622,291.40            69.85%
                 FBO NORTHERN MINNESOTA WISCONSIN
                 AREA RETAIL CLERK
                 MS EP-MN-WS 4E
                 60 LIVINGSTON AVE
                 ST. PAUL, MN 55107

                 SMITH BARNEY CORPORATE TRUST             268,613.04            30.15%
                 COMPANY CUSTODIAN
                 FBO SHEET METAL WORKERS INTL
                 824 N. MARKET ST STE 210
                 WILMINGTON, DE 19801

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Loomis Sayles Inflation Protected Securities Fund
Institutional Class
                CHARLES SCHWAB & CO INC                  242,314.798            25.88%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                LOOMIS SAYLES DISTRIBUTORS LP            226,365.138            24.18%
                ATTN ESTELLE GEVERS
                1 FINANCIAL CTR
                BOSTON MA 02111-2621

                MERRILL LYNCH PIERCE                      83,452.760             8.91%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

                NATIONAL FINANCIAL SEVICES CORP           78,441.570             8.38%
                FOR EXCLUSIVE BENEFIT OF ITS
                CUSTOMERS
                ATTN MUTUAL FUNDS DEPARTMENT
                5TH FL
                200 LIBERTY ST
                ONE WORLD FINANCIAL CENTER
                NEW YORK NY 10281-1003

Loomis Sayles Institutional High Income Fund
Institutional Class
                WENDEL & CO                            1,387,814.534            10.79%
                C/O THE BANK OF NEW YORK
                MUTUAL FUND DEPT/REORG-6 FLOOR
                PO BOX 1066 WALL ST STATION
                NEW YORK NY 10286-0001

                MEADOWS SECURITIES COMPANY             1,297,797.575            10.09%
                AS NOMINEE
                80 E MARKET ST STE 300
                CORNING NY 14830-2722

                DANIEL J FUSS                          1,258,780.600             9.78%
                44 LONGFELLOW RD
                WELLESLEY MA 02481-5221

                BROOKLINE CONTRIBUTORY                 1,157,723.847             9.00%
                RETIREMENT SYSTEM
                333 WASHINGTON ST
                BROOKLINE MA 02445-6853

                                                                              Percentage of
                                                      Shares Beneficially Outstanding Shares of
Fund and Class   Name and Address of Beneficial Owner        Owned             Class Owned
--------------   ------------------------------------ ------------------- ---------------------

                   AMVESCAP NATIONAL TRUST CO AS         1,144,928.775             8.90%
                   AGENT FOR FLEET NAT'L BANK FBO
                   LOOMIS SAYLES & CO DEFERRAL
                   PROGRAM
                   400 COLONY SQUARE STE 2200
                   1201 PEACHTREE ST NE
                   ATLANTA GA 30361-6302

                   WORCESTER POLYTECHNIC INSTITUTE       1,084,068.699             8.43%
                   ATTN: SYLVIA CUCINOTTA
                   ASSOCIATE TREASURER
                   100 INSTITUTE RD
                   WORCESTER MA 01609-2280

                   CHARLES SCHWAB & CO INC               1,066,463.676             8.29%
                   ATTN MUTUAL FUND DEPT
                   101 MONTGOMERY ST
                   SAN FRANCISCO CA 94104-4122

                   ROSEMARY B FUSS                         860,294.808             6.69%
                   44 LONGFELLOW RD
                   WELLESLEY MA 02481-5221

Loomis Sayles Intermediate Duration Fixed Income Fund
Institutional Class
                   TRUSTEES OF CLARK UNIVERSITY            949,723.253            25.31%
                   ATTN: JAMES COLLINS
                   950 MAIN ST
                   WORCESTER MA 01610-1477

                   WELLS FARGO BANK NA FBO                 928,354.997            24.74%
                   SYNTEGRA RETIREMENT PLAN-LOOMIS
                   P.O. Box 1533
                   MINNEAPOLIS MN 55480-1533

                   YOUNGSTOWN AREA JEWISH                  642,540.148            17.12%
                   FEDERATION
                   ATTN: DEBBIE GRINSTEIN
                   505 GYPSY LN
                   YOUNGSTOWN OH 44504-1314

                   CURRY COLLEGE                           520,594.113            13.87%
                   1071 BLUE HILL AVE
                   MILTON MA 02186-2395

                   PLUMBERS & PIPEFITTERS LOCAL 138        368,686.094             9.82%
                   PENSION FUND
                   40 POPLAR ST
                   DANVERS MA 01923-2249

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Loomis Sayles Investment Grade Fixed Income Fund
Institutional Class
                BOST & CO                              2,247,056.122            16.00%
                MELLON BANK NA
                MUTUAL FUNDS DEPARTMENT
                PO BOX 3198
                PITTSBURGH PA 15230-3198

                BRAINTREE CONTRIBUTORY                 1,821,999.801            12.98%
                RETIREMENT SYSTEM
                ATTN: JEANNE MARTINEAU
                71 CLEVELAND AVE
                BRAINTREE MA 02184-4930

                TEAMSTERS LOCAL 522                    1,443,291.121            10.28%
                C/O WILLIAM MCGRATH
                2185 LEMOINE AVE
                FORT LEE NJ 07024-6036

                JUPITER & CO                              25,426.165             6.59%
                C/O INVESTORS BANK & TRUST
                PO BOX 9130 FPG90
                BOSTON MA 02117-9130

                BNY MIDWEST TRUST COMPANY                860,447.878             6.13%
                TRUSTEE FOR AGCO CORPORATION
                RETIREMENT PLAN
                700 S FLOWER ST STE 200
                LOS ANGELES CA 90017-4104

                SEI PRIVATE TRUST CO C/O                 827,370.832             5.89%
                ATTN: MUTUAL FUNDS ADMINISTRATOR
                OME FREEDOM VALLEY DRIVE
                OAKS PA 19456

                STRAFE & CO                              806,996.212             5.75%
                FBO SGC ASSOC PEN PL MUTUAL FDS LP
                PO BOX 160
                WESTERVILLE OH 43086-0160

                PERSHING LLC                             752,455.059             5.36%
                P.O. BOX 2052
                JERSEY CITY NJ 07303-2052

                NATIONAL CABLE SATELLITE CORP            714,912.979             5.09%
                400 NORTH CAPITOL ST N W
                SUITE 650
                WASHINGTON DC 20001-1550

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Loomis Sayles Small Company Growth Fund
Institutional Class
                MASSACHUSETTS WATER RESOURCES            821,206.880            63.76%
                AUTHORITY RETIREMENT SYSTEM
                ATTN BRIAN M LEAHY
                100 1ST AVE
                CHARLESTOWN NAVY YARD
                BOSTON MA 02129-2043

                WESTFIELD CONTRIBUTORY                   466,776.489            36.24%
                RETIREMENT SYSTEM
                59 COURT ST
                PO BOX 106
                WESTFIELD MA 01086-0106

Loomis Sayles Small Cap Value Fund
Admin Class
                SMITH BARNEY CORP TRUST CO TTEE          740,881.903            27.72%
                THE CITISTREET RETRMNT GROUP TRUST
                DTD 4/21/95 ATTN PLAN VALUATION
                TWO TOWER CENTER PO BOX 1063
                E BRUNSWICK NJ 08816-1063

                SMITH BARNEY CORP TRUST CO TTEE          253,754.740             9.50%
                SMITH BARNEY 401K ADVISOR GRP
                TRUST
                DTD 1/1/98 ATTN JOHN LOMBARDO
                TWO TOWER CENTER PO BOX 1063
                E BRUNSWICK NJ 08816-1063

                NEW YORK LIFE TRUST COMPANY              155,170.306             5.81%
                CLIENT ACCOUNT
                169 LACKAWANNA AVE
                PARSIPPANY NJ 07054-1007

                MERRILL LYNCH PIERCE                     136,155.918             5.10%
                FENNER & SMITH INC
                FOR THE SOLE BEN OF ITS CUSTOMERS
                ATTN SERVICE TEAM
                4800 DEER LAKE DR E 3RD FL
                JACKSONVILLE FL 32246-6484

Institutional Class
                CHARLES SCHWAB & CO INC                2,076,544.069            14.12%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                WELLS FARGO BANK NA FBO                  896,034.544             6.09%
                WPS 401K ADMIN--LOOMIS SMALL CAP
                P.O. Box 1533
                MINNEAPOLIS MN 55480-1533

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

                CITIGROUP GLOBAL MARKETS INC.            894,956.458             6.09%
                388 GREENWICH ST
                NEW YORK NY 10013-2375

                WESTFIELD CONTRIBUTORY                   865,810.303             5.89%
                RETIREMENT SYSTEM
                59 COURT STREET
                PO BOX 106
                WESTFIELD MA 01086-0106

Retail Class
                CHARLES SCHWAB & CO INC                2,549,371.384            30.79%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                NATIONAL FINANCIAL SEVICES CORP          926,955.727            11.19%
                FOR EXCLUSIVE BENEFIT OF ITS
                CUSTOMERS
                ATTN MUTUAL FUNDS DEPARTMENT
                5TH FL
                200 LIBERTY ST
                ONE WORLD FINANCIAL CENTER
                NEW YORK NY 10281-1003

                FIDELITY INVESTMENTS INSTITUTIONAL       803,237.211             9.70%
                OPERATIONS CO INC (FIIOC) AS AGENT
                FOR CERTAIN EMPLOYEE BENEFIT PLANS
                100 MAGELLAN WAY # KW1C
                COVINGTON KY 41015-1999

                MERCER TRUST COMPANY IDX                 602,887.813             7.28%
                SYSTEMS CORPORATION
                FBO IDX SYSTEMS CORPORATION
                DCPA LEVEL 1 LOC 35
                INVESTORS WAY
                NORWOOD MA 02062

                METLIFE RETIREMENT PLANS GROUP           574,721.840             6.94%
                RELIANCE TRUST CO AS TTEE FOR DCG
                2 MONTGOMERY ST
                JERSEY CITY NJ 07302-3802

Loomis Sayles Mid Cap Growth Fund
Institutional Class
                CITY OF CAMBRIDGE CONTRIBUTORY         1,270,844.156           100.00%
                RETIREMENT SYSTEM
                225 BENT ST
                CAMBRIDGE MA 02141-2001

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

LOOMIS SAYLES FUNDS II

Loomis Sayles Aggressive Growth Fund
Institutional Class
                 CHARLES SCHWAB & CO INC                690,911.198             42.93%
                 ATTN MUTUAL FUND DEPT
                 101 MONTGOMERY ST
                 SAN FRANCISCO CA 94104-4122

                 JUPITER & CO                           357,845.756             22.24%
                 C/O INVESTORS BANK & TRUST
                 PO BOX 9130 FPG 90
                 BOSTON MA 02117-9130

                 BERKLEE COLLEGE OF MUSIC INC           326,583.867             20.29%
                 TTEE FINANCIAL AFFAIRS COMMITTEE
                 4/10/2000
                 ATTN: DAVID HORNFISCHER
                 1140 BOYLSTON ST
                 BOSTON MA 02215-3693

                 STATE STREET BANK & TRUST CO            81,604.859              5.07%
                 CUST FOR THE IRA R/O
                 FBO EDWARD P BLISS
                 PO BOX 729
                 38 BULLARD ST
                 SHERBORN MA 01770-1435

Retail Class
                 CHASE MANHATTAN BANK                   433,954.342             27.12%
                 DIRECT TRUSTEE FOR METLIFE
                 DEFINED CONTRIBUTION GROUP
                 4 NEW YORK PLZ FL 2
                 NEW YORK NY 10004-2413

                 THE CHICAGO TRUST COMPANY, TTEE        269,119.948             16.82%
                 INDUS INDUSTRIES 401K
                 350 PARK AVE FL 2
                 NEW YORK NY 10022-6090

                 STATE STREET BANK & TRUST              212,917.304             13.30%
                 CITISTREET CORP
                 FBO CORE MARKET
                 BATTERY MARCH PARK III
                 QUINCY MA 02169

                 CHARLES SCHWAB & CO INC                195,336.815             12.21%
                 ATTN MUTUAL FUND DEPT
                 101 MONTGOMERY ST
                 SAN FRANCISCO CA 94104-4122

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------
                NATIONAL FINANCIAL SEVICES CORP          134,350.500             8.39%
                FOR EXCLUSIVE BENEFIT OF ITS
                CUSTOMERS
                ATTN MUTUAL FUNDS DEPARTMENT
                5TH FL
                200 LIBERTY ST
                ONE WORLD FINANCIAL CENTER
                NEW YORK NY 10281-1003

                RELIANCE TRUST COMPANY                   133,362.903             8.33%
                DIRECTED TRUSTEE FOR METLIFE
                DEFINED CONTRIBUTION GROUP
                3384 PEACHTREE RD NE 9TH FL
                ATLANTA GA 30326-1181

Loomis Sayles Growth Fund
Class A
                MERRILL LYNCH PIERCE                     786,678.391            10.36%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

Class B
                MERRILL LYNCH PIERCE                     398,531.037             5.57%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

Class C
                MERRILL LYNCH PIERCE                   2,211,511.672            71.27%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484M

Class Y
                CHARLES SCHWAB & CO INC                4,349,725.271            44.18%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                COMERICA BANK                            992,147.436            10.08%
                FBO CITY OF LIVONIA RETIREE
                HEALTH & DISABILITY BENEFITS
                PLAN & TRUST
                P O BOX 75000 MC 3446
                DETROIT MI 48275-0001

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

                BALSA & CO DIV REINVEST                 798,494.783              8.11%
                14221 DALLAS PARKWAY 7-2JIP-138
                DALLAS TX 75254-2942

                PLUMBERS & PIPEFITTERS LOCAL            737,621.569              7.49%
                138 PENSION FUND
                40 POPLAR ST
                DANVERS MA 01923-2249

Loomis Sayles High Income Fund
Class A
                DEFERRED COMPENSATION PLAN              253,315.539              5.10%
                FOR GENERAL AGENTS OF NEW
                ENGLAND FIN
                MET LIFE SECURITIES ACCTING
                ATTN: JAY LANGANE
                4100 BOYSCOUT AVE
                TAMPA FL 33607-5740

Class B
                MLPF&S FOR THE SOLE BENEFIT             270,851.140              8.32%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97CJ3
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class C
                MLPF&S FOR THE SOLE BENEFIT              56,950.812              9.81%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UA1
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Loomis Sayles Investment Grade Bond Fund
Class A
                UBS FINANCIAL SERVICES INC. FBO         793,074.689             37.28%
                ADVENTIST HEALTHCARE, INC
                INTERMEDIATE SEGMENT ACCOUNT
                1801 RESEARCH BLVD STE 400
                ROCKVILLE MD 20850-3184

                MERRILL LYNCH PIERCE                    201,583.072              9.47%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

                UBS FINANCIAL SERVICES INC.             184,026.445              8.65%
                FBO SIDNEY V SMITH TTEE
                U/W SMITH MARITAL TRUST #2
                4718 HALLMARK DRIVE #352
                HOUSTON TX 77056-3909

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Class B

                MERRILL LYNCH PIERCE                     50,876.491             22.29%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

                UBS FINANCIAL SERVICES INC. FBO          15,244.222              6.68%
                PATRICIA K. WERNER TRUSTEE
                PATRICIA K. WERNER 1991 TRUST
                U/A DTD 2/22/91
                54 E ALTARINDA DR
                ORINDA CA 94563-2416

Class C

                MERRILL LYNCH PIERCE                    917,538.931             72.91%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

Class Y

                CHARLES SCHWAB & CO INC                 307,188.694             23.62%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                ASBESTOS WORKERS LOCAL #84              226,491.436             17.42%
                PENSION PLAN
                ATTN LEE Q BARNES
                ADMINISTRATOR
                36 E WARNER RD
                AKRON OH 44319-1864

                JEFFREY L MEADE                         121,840.465              9.37%
                PHYLLIS M MEADE JT TEN
                16 SAMUEL PARLIN DR
                ACTON MA 01720-3207

                MORGAN KEEGAN & COMPANY, INC.            92,700.786              7.13%
                FBO LARRY J. BINGHAM, TTEE
                FBO WILLIAM L. CASSELL REVOCABLE
                TRUST
                DTD 8/31/81
                2800 COMMERCE TOWER
                KANSAS CITY MO 641052007

                                                                              Percentage of
                                                      Shares Beneficially Outstanding Shares of
Fund and Class   Name and Address of Beneficial Owner        Owned             Class Owned
--------------   ------------------------------------ ------------------- ---------------------

                  MICHIGAN PEER REVIEW ORGANIZATION         89,426.579             6.88%
                  22670 HAGGERTY RD STE 100
                  FARMINGTN HLS MI 48335-2631

                  MERRILL LYNCH PIERCE                      72,428.239             5.57%
                  FENNER & SMITH INC
                  MERRILL LYNCH FINANCIAL DATA SVCS
                  ATTN: SERVICE TEAM
                  4800 DEER LAKE DR EAST 3RD FLR
                  JACKSONVILLE FL 32246-6484

Class J
                  MARUSAN SECURITIES CO., LTD.              15,793,100            57.21%
                  2-5-2 NIHONBASHI
                  CHUO-KU, TOKYO 103-8265 JAPAN

                  MITSUBISHI SECURITIES CO., LTD            10,674,100            38.66%
                  MITSUBISHI BUILDING
                  5-2 MARUNOUCHI 2-CHOME
                  CHIYODA-KU, TOKYO 100-0005 JAPAN

Loomis Sayles Limited Term Government and Agency Fund
Class A
                  FIRST CLEARING LLC                     1,220,929.520            13.41%
                  COMMUNITY FIRST TRUST CO
                  135 SECTION LINE RD
                  3RD FLOOR C 1
                  HOT SPRINGS AR 71913-6431

                  TREASURER COUNTY OF LAKE                 517,290.936             5.68%
                  255 NO FORBES STREET RM 215
                  LAKEPORT CA 95453

Class B
                  MLPF&S FOR THE SOLE BENEFIT              114,039.993            14.93%
                  OF ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION ML#97CH9
                  4800 DEER LAKE DR EAST--2ND FL
                  JACKSONVILLE FL 32246-6484

Class C
                  MLPF&S FOR THE SOLE BENEFIT              112,606.614            20.59%
                  OF ITS CUSTOMERS
                  ATTN FUND ADMINISTRATION ML#97UA3
                  4800 DEER LAKE DR EAST--2ND FL
                  JACKSONVILLE FL 32246-6484

                  THE BANK OF NEW YORK AS FUNDS             54,324.732             9.93%
                  CUSTODIAN FOR THE CITY OF FORSYTH
                  GEORGIA
                  100 ASHFORD CTR N STE 520
                  ATLANTA GA 30338-4865

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

                FIRST CLEARING LLC                      27,358.896               5.00%
                ANA B SZULMAN & MARCOS SZULMAN JT
                TEN
                25 EASTLAND DRIVE

Class Y
                NEW ENGLAND MUTUAL LIFE INS CO          37,723.575              85.54%
                SEPARATE INVESTMENT ACCOUNTING
                ATTN LARRY HOISINGTON
                501 BOYLSTON STREET--6TH FL
                BOSTON MA 02116-3769

                MLPF&S FOR THE SOLE BENEFIT              4,246.945               9.63%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97RA7
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Loomis Sayles Municipal Income Fund
Class B
                MLPF&S FOR THE SOLE BENEFIT             69,804.914               6.30%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97CH7
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Loomis Sayles Research Fund
Class A
                FIRST CLEARING LLC                       6,019.351              28.91%
                PAUL G CHENAULT STD IRA
                FCC AS CUSTODIAN
                5852 PEBBLE BEACH WAY
                SN LUIS OBISP CA 93401-8270

                PERSHING LLC                             4,154.930              19.96%
                P O BOX 2052
                JERSEY CITY NJ 07303-2052

                WAYNE CARY PC                            3,118.785              14.98%
                PROFIT SHARING TRUST
                6729 E PRESTON ST
                MESA AZ 85215-1042

                PERSHING LLC                             2,910.798              13.98%
                P O BOX 2052
                JERSEY CITY NJ 07303-2052

                FIRST CLEARING LLC                       1,504.838               7.23%
                BARBARA J CHENAULT STD IRA
                FCC AS CUSTODIAN
                5852 PEBBLE BEACH WAY
                SN LUIS OBISP CA 93401-8270

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Class B
                MERRILL LYNCH PIERCE                       6,474.703            36.70%
                FENNER & SMITH INC
                MERRILL LYNCH FINANCIAL DATA SVCS
                ATTN: SERVICE TEAM
                4800 DEER LAKE DR EAST 3RD FLR
                JACKSONVILLE FL 32246-6484

                NEW ENGLAND BRIDGE PRODUCTS SIRA           1,498.179             8.49%
                JOHN CONTI
                75 FREMONT AVE
                EVERETT MA 02149-5022

                PERSHING LLC                               1,436.479             8.14%
                P.O. BOX 2052
                JERSEY CITY NJ 07303-2052

                A G EDWARDS & SONS C/F                     1,043.038             5.91%
                RUBIN GOLDBERG
                IRA ACCOUNT
                10 LOTUS ST
                CEDARHURST NY 11516-2615

                STATE STREET BANK & TRUST CO CUST            912.364             5.17%
                IRA R/O MICHAEL D ZIMMERMAN
                425 BROOK ST
                FRAMINGHAM MA 01701-4331

Class C
                NFSC FEBO                                  3,860.787            91.59%
                NFS/FMTC IRA
                FBO KATHRYN V BECK
                242 176TH TERRACE DR E
                REDINGTN SHOR FL 33708-1227

                IXIS ASSET MANAGEMENT                        354.736             8.41%
                DISTRIBUTORS LP
                399 BOYLSTON ST
                BOSTON MA 02116-3305

Class Y
                CHARLES SCHWAB & CO INC                2,138,472.933            77.57%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                CURRY COLLEGE                            303,442.159            11.01%
                1071 BLUE HILL AVE
                MILTON MA 02186-2395

                WORKERS LOCAL                            213,364.689             7.74%
                #84 PENSION FUND
                36 E WARNER RD
                AKRON OH 44319-1864

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Loomis Sayles Small Cap Growth Fund
Institutional Class
                CHARLES SCHWAB & CO INC                  744,605.191            48.02%
                ATTN MUTUAL FUND DEPT
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                CHURCH MUTUAL INSURANCE COMPANY          279,916.313            18.05%
                3000 SCHUSTER LN
                MERRILL WI 54452-3863

                YMCA OF GREATER BOSTON                    99,091.559             6.39%
                316 HUNTINGTON AVE
                BOSTON MA 02115-5019

Loomis Sayles Strategic Income Fund
Class A
                MLPF&S FOR THE SOLE BENEFIT            7,994,246.598            19.90%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97GM7
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

                CHARLES SCHWAB & CO INC                2,941,124.414             7.32%
                SPECIAL CUSTODY ACCOUNT FOR THE
                EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY STREET
                SAN FRANCISCO CA 94104-4122

Class B
                MLPF&S FOR THE SOLE BENEFIT            1,961,516.620            20.17%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97GM8
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class C
                MLPF&S FOR THE SOLE BENEFIT           19,692,028.561            61.05%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UB1
                4800 DEER LAKE DR EAST--2ND FL
                JACKSONVILLE FL 32246-6484

Class Y
                MLPF & S FOR THE SOLE BENEFIT          1,338,556.874            71.90%
                OF ITS CUSTOMERS
                ATTN FUND ADMINISTRATION ML#97UR8
                4800 DEER LAKE DR E FL 2
                JACKSONVILLE FL 32246-6484

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

                 METLIFE INSURANCE COMPANY              139,844.434              7.51%
                 ATTN ADRIENNE LAVIS
                 2 MONTGOMERY ST FL 3
                 JERSEY CITY NJ 07302-3899

Loomis Sayles Tax Managed Equity Fund
Institutional Class
                 LOOMIS SAYLES SEED ACCOUNT             257,754.864             31.23%
                 ATTN: PAUL SHERBA
                 ONE FINANCIAL CENTER
                 BOSTON MA 02111-2621

                 NATIONAL FINANCIAL SEVICES CORP         97,433.036             11.80%
                 FOR EXCLUSIVE BENEFIT OF ITS
                 CUSTOMERS
                 ATTN MUTUAL FUNDS DEPARTMENT
                 5TH FL
                 200 LIBERTY ST
                 ONE WORLD FINANCIAL CENTER
                 NEW YORK NY 10281-1003

                 SOUTHERN CALIFORNIA UNIVERSITY          69,420.659              8.41%
                 OF HEALTH SCIENCES--MINDLIN
                 16200 AMBER VALLEY DR
                 WHITTIER CA 90604-4051

                 SOUTHEASTERN MICHIGAN                   59,942.897              7.26%
                 CHAPTER NECA
                 25180 LASHER RD
                 PO POX 385
                 SOUTHFIELD MI 48034-5866

Loomis Sayles Value Fund
Institutional Class
                 CHARLES SCHWAB & CO INC                928,954.001             45.61%
                 ATTN MUTUAL FUND DEPT
                 101 MONTGOMERY ST
                 SAN FRANCISCO CA 94104-4122

                 ASBESTOS WORKERS LOCAL                 134,622.068              6.61%
                 #84 PENSION FUND
                 36 E WARNER RD
                 AKRON OH 44319-1864

                 YMCA OF GREATER BOSTON                 129,610.734              6.36%
                 316 HUNTINGTON AVE
                 BOSTON MA 02115-5019

                 SOUTHEASTERN MICHIGAN CHAPTER          113,164.340              5.56%
                 NECA
                 25180 LASHER RD
                 PO POX 385
                 SOUTHFIELD MI 48034-5866

                                                                            Percentage of
                                                    Shares Beneficially Outstanding Shares of
Fund and Class Name and Address of Beneficial Owner        Owned             Class Owned
-------------- ------------------------------------ ------------------- ---------------------

Loomis Sayles Worldwide Fund
Institutional Class
                  CHARLES SCHWAB & CO INC              1,278,640.280            69.05%
                  101 MONTGOMERY ST
                  SAN FRANCISCO CA 94104-4122

                  QUEENS BOROUGH PUBLIC LIBRARY          136,814.748             7.39%
                  8911 MERRICK BLVD
                  JAMAICA NY 11432-5242

                  DANIEL J FUSS                           95,354.119             5.15%
                  44 LONGFELLOW RD
                  WELLESLEY MA 02481-5221

                  ROSEMARY B FUSS                         95,354.119             5.15%
                  44 LONGFELLOW RD
                  WELLESLEY MA 02481-5221

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                       Ownership of Shares by Management

   The following table shows shares of each class of each Fund held by all trustees and executive officers as of March 8, 2005.*

--------------------------------------------------------------------------------------------
                                               Shares Beneficially Percentage of Outstanding
Trustees                                              Owned          Shares of Class Owned
--------------------------------------------------------------------------------------------
AEW Real Estate Fund--Class A
--------------------------------------------------------------------------------------------
Kenneth J. Cowan                                       406.187            Less than 1%
--------------------------------------------------------------------------------------------
Graham T. Allison                                   28,870.661                    N/A
--------------------------------------------------------------------------------------------
All Trustees and executive officers as a group      29,276.848            Less than 1%
--------------------------------------------------------------------------------------------

AEW Real Estate Fund--Class C
--------------------------------------------------------------------------------------------
John A. Shane                                       12,911.511                   1.54%
--------------------------------------------------------------------------------------------
All Trustees and executive officers as a group      12,911.511                   1.54%
--------------------------------------------------------------------------------------------

CDC Nvest Cash Management Trust--Class A
--------------------------------------------------------------------------------------------
Kenneth J. Cowan                                   128,461.960            Less than 1%
--------------------------------------------------------------------------------------------
All Trustees and executive officers as a group     128,461.960            Less than 1%
--------------------------------------------------------------------------------------------

CDC Nvest Star Advisers Fund--Class A
--------------------------------------------------------------------------------------------
Graham T. Allison                                   23,158.413                    N/A
--------------------------------------------------------------------------------------------
Kenneth J. Cowan                                       813.364                    N/A
--------------------------------------------------------------------------------------------
Richard Darman                                       7,876.029                    N/A
--------------------------------------------------------------------------------------------
Sandra O. Moose                                      9,126.724            Less than 1%
--------------------------------------------------------------------------------------------
All Trustees and executive officers as a group      40,161.166            Less than 1%
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                          Shares Beneficially Percentage of Outstanding
Trustees                                                         Owned          Shares of Class Owned
-------------------------------------------------------------------------------------------------------
CDC Nvest Star Value Fund--Class A
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                 139.945                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                   139.945             Less than 1%
-------------------------------------------------------------------------------------------------------

CGM Advisor Targeted Equity Fund--Class A
-------------------------------------------------------------------------------------------------------
Graham T. Allison                                             45,813.543                     N/A
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                               1,359.423                     N/A
-------------------------------------------------------------------------------------------------------
Richard Darman                                                16,378.742                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                63,551.708             Less than 1%
-------------------------------------------------------------------------------------------------------

CGM Advisor Targeted Equity Fund--Class Y
-------------------------------------------------------------------------------------------------------
John T. Hailer                                                 5,809.356             Less than 1%
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 5,809.356             Less than 1%
-------------------------------------------------------------------------------------------------------

Hansberger International Fund--Class A
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                 145.908                     N/A
-------------------------------------------------------------------------------------------------------
Richard Darman                                                 9,335.567                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 9,481.475             Less than 1%
-------------------------------------------------------------------------------------------------------

Harris Associates Focused Value Fund--Class A
-------------------------------------------------------------------------------------------------------
Edward A. Benjamin                                             2,903.144                     N/A
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                 861.941                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 3,765.085             Less than 1%
-------------------------------------------------------------------------------------------------------

Harris Associates Large Cap Value Fund--Class A
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                               1,082.296                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 1,082.296             Less than 1%
-------------------------------------------------------------------------------------------------------

Harris Associates Large Cap Value Fund--Class Y
-------------------------------------------------------------------------------------------------------
John T. Hailer                                                 4,289.704             Less than 1%
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 4,289.704             Less than 1%
-------------------------------------------------------------------------------------------------------

Loomis Sayles Aggressive Growth Fund--Institutional Class
-------------------------------------------------------------------------------------------------------
Robert J. Blanding                                             2,683.298             Less than 1%
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                  24.158                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 2,707.456             Less than 1%
-------------------------------------------------------------------------------------------------------

Loomis Sayles Benchmark Core Bond Fund
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                  36.577                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                    36.577             Less than 1%
-------------------------------------------------------------------------------------------------------

Loomis Sayles Bond Fund--Institutional Class
-------------------------------------------------------------------------------------------------------
Robert J. Blanding                                             5,254.701             Less than 1%
-------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                 616.763                     N/A
-------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 5,871.464             Less than 1%
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                       Shares Beneficially Percentage of Outstanding
Trustees                                                      Owned          Shares of Class Owned
----------------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund--Class A
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                               305.855            Less than 1%
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 305.855            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Fixed Income Fund--Institutional Class
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                29.458                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  29.458            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Global Bond Fund--Institutional Class
----------------------------------------------------------------------------------------------------
Edward A. Benjamin                                           2,300.734                    N/A
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                               499.117                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group               2,799.851            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Growth Fund--Class A
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                               164.805                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 164.805            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Growth Fund--Class Y
----------------------------------------------------------------------------------------------------
Robert J. Blanding                                         124,134.600                   1.26%
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group             124,134.600                   1.26%
----------------------------------------------------------------------------------------------------

Loomis Sayles High Income Fund--Class A
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                               173.998                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                 173.998            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Investment Grade Bond Fund--Class A
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                54.817                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  54.817            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Inflation Protected Securities Fund--
  Institutional Class
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                51.036                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  51.036            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Limited Term Government and Agency
  Fund--Class A
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                33.072                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  33.072            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Mid Cap Growth Fund--Institutional Class
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                37.145                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  37.145            Less than 1%
----------------------------------------------------------------------------------------------------

Loomis Sayles Research Fund--Class A
----------------------------------------------------------------------------------------------------
Paul Chenault                                                6,019.351                  28.91%
----------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                46.734                    N/A
----------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group               6,066.085                  28.91%
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                            Shares Beneficially Percentage of Outstanding
Trustees                                                           Owned          Shares of Class Owned
---------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Growth Fund--Institutional Class
---------------------------------------------------------------------------------------------------------
Robert J. Blanding                                              60,185.417                    3.88%
---------------------------------------------------------------------------------------------------------
John T. Hailer                                                   4,950.336             Less than 1%
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                    39.618                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  65,175.371                    4.20%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Strategic Income Fund--Class A
---------------------------------------------------------------------------------------------------------
John A. Shane                                                    3,902.944             Less than 1%
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                 2,074.484             Less than 1%
---------------------------------------------------------------------------------------------------------
Edward A. Benjamin                                               2,700.529                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                   8,677.957             Less than 1%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Strategic Income Fund--Class Y
---------------------------------------------------------------------------------------------------------
Robert J. Blanding                                              84,030.561                    4.51%
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  84,030.561                    4.51%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Institutional High Income Fund--Institutional
  Class
---------------------------------------------------------------------------------------------------------
Robert J. Blanding                                              92,499.748             Less than 1%
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                    55.109                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  92,554.857             Less than 1%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Intermediate Duration Fixed Income Fund--
  Institutional Class
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                17,628.425                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  17,628.425             Less than 1%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Investment Grade Fixed Income Fund--
  Institutional Class
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                    28.817                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                      28.817             Less than 1%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Value Fund--Institutional Class
---------------------------------------------------------------------------------------------------------
Robert J. Blanding                                              28,102.582             Less than 1%
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                    16.581                     N/A
---------------------------------------------------------------------------------------------------------
John T. Hailer                                                   8,481.239             Less than 1%
---------------------------------------------------------------------------------------------------------
Edward A. Benjamin                                               1,553.277                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                  38,153.679             Less than 1%
---------------------------------------------------------------------------------------------------------

Loomis Sayles Small Company Growth Fund--Institutional
  Class
---------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                                    43.185                     N/A
---------------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group                      43.185             Less than 1%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                     Shares Beneficially Percentage of Outstanding
Trustees                                                    Owned          Shares of Class Owned
--------------------------------------------------------------------------------------------------

Loomis Sayles Tax-Managed Equity Fund--Institutional
  Class
--------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                             43.094                     N/A
--------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group               43.094             Less than 1%
--------------------------------------------------------------------------------------------------

Loomis Sayles Value Fund--Institutional Class
--------------------------------------------------------------------------------------------------
Robert J. Blanding                                        5,127.422             Less than 1%
--------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                             23.791                     N/A
--------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group            5,151.213             Less than 1%
--------------------------------------------------------------------------------------------------

Loomis Sayles Worldwide Fund--Institutional Class
--------------------------------------------------------------------------------------------------
Graham T. Allison                                         2,229.829                     N/A
--------------------------------------------------------------------------------------------------
Daniel M. Cain                                            5,364.660                     N/A
--------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                             36.995                     N/A
--------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group            7,631.484             Less than 1%
--------------------------------------------------------------------------------------------------

Vaughan Nelson Small Cap Value Fund--Class A
--------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                            108.298                     N/A
--------------------------------------------------------------------------------------------------
Daniel M. Cain                                           11,875.929                     N/A
--------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group           11,984.227             Less than 1%
--------------------------------------------------------------------------------------------------

Westpeak Capital Growth Fund--Class A
--------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                             46.410                     N/A
--------------------------------------------------------------------------------------------------
All Trustees and executive officers as a group               46.410             Less than 1%
--------------------------------------------------------------------------------------------------

* Notional shares held through the deferred compensation plan, which do not carry voting rights, are included in the "Shares Beneficially Owned" column but not in the "Percentage of Outstanding Shares of Class Owned" column. "N/A" indicates that the Trustee's only interest in a particular class of shares is through the deferred compensation plan.

                             YOUR VOTE IS IMPORTANT!
                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                   PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Your Proxy Vote is important!

                            And now you can Vote your Proxy on the PHONE or the INTERNET.

                            It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

                            It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

                            It's Easy! Just follow these simple steps:

                            1. Read your proxy statement and have it at hand.

                            2. Call toll-free 1-866-241-6192 or go to website: vote.proxy-direct.com

                            3. Follow the recorded or on-screen directions.

                            4. Do not mail your Proxy Card when you vote by phone or Internet.

                  Please detach at perforation before mailing.

PROXY                 CDC NVEST FUNDS - LOOMIS SAYLES FUNDS                PROXY
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2005

The undersigned hereby appoints Coleen Downs Dinneen, Russell Kane and Michael Kardok and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the CDC Nvest Funds and Loomis Sayles Funds (the "Funds"), on June 2, 2005 at 2:00 pm. Eastern time, and any adjournments thereof, all of the shares of a Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            999 9999 9999 999
                            ----------------------------------------------------

                            Note: Please sign exactly as name appears on this proxy card. When signing executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature of joint owner, if any

                            ----------------------------------------------------
                            Date                                       IXI_15125

                             YOUR VOTE IS IMPORTANT!
                     UNLESS VOTING BY TELEPHONE OR INTERNET,
                   PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

Fund
----
Fundname Drop-In 1
Fundname Drop-In 2
Fundname Drop-In 3
Fundname Drop-In 4
Fundname Drop-In 5
Fundname Drop-In 6
Fundname Drop-In 7
Fundname Drop-In 8
Fundname Drop-In 9
Fundname Drop-In 10
Fundname Drop-In 11
Fundname Drop-In 12

                  Please detach at perforation before mailing.

THE TRUSTEES RECOMMEND A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X]

--------------------------------------------------------------------------------
[ ] To vote FOR all Funds on all Proposals, mark this box. (No other vote is necessary.)
--------------------------------------------------------------------------------

1.   Election of Trustees:

                                         FOR   WITHHOLD   FOR ALL
                                         ALL      ALL      EXCEPT
     Nominees:   01 Graham T. Allison    [ ]      [ ]       [ ]
                 02 Edward A. Benjamin
                 03 Daniel M. Cain
                 04 Paul G. Chenault
                 05 Kenneth J. Cowan
                 06 Richard Darman
                 07 Sandra O. Moose
                 08 John A. Shane
                 09 Charles D. Baker
                 10 Cynthia L. Walker
                 11 Robert J. Blanding
                 12 John T. Hailer

Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below and mark the "FOR ALL EXCEPT" box above:

--------------------------------------------------------------------------------

2.   To Approve an Amended and Restated Declaration of Trust.

                           FOR   AGAINST   ABSTAIN
     Fundname Drop-In 1    [ ]     [ ]       [ ]
     Fundname Drop-In 2    [ ]     [ ]       [ ]
     Fundname Drop-In 3    [ ]     [ ]       [ ]
     Fundname Drop-In 4    [ ]     [ ]       [ ]
     Fundname Drop-In 5    [ ]     [ ]       [ ]
     Fundname Drop-In 6    [ ]     [ ]       [ ]
     Fundname Drop-In 7    [ ]     [ ]       [ ]
     Fundname Drop-In 8    [ ]     [ ]       [ ]
     Fundname Drop-In 9    [ ]     [ ]       [ ]
     Fundname Drop-In 10   [ ]     [ ]       [ ]
     Fundname Drop-In 11   [ ]     [ ]       [ ]
     Fundname Drop-In 12   [ ]     [ ]       [ ]

Excerpts of https://vote.proxy-direct.com

Screen 1:

PROXY DIRECT
Shareholder Login
[telephone icon] Contact Us [eyeglass icon] Security Help [question mark icon]

     You can now submit your voting instructions online. To do so, please enter your number in the area below. Your number is located in a shaded box on the right side of your proxy card or voting instruction card. If you have received multiple cards, each has its own number and you will need to login and provide your voting instructions separately for each such distinct number.

          Enter number here:     Continue
                             ---

     Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.

     (C)2001 PROXY DIRECT(TM) - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

Screen 2:

Campaign Proposals
PROXY DIRECT
[telephone icon] Contact Us [eyeglass icon] Security Help [question mark icon]

CDC Nvest Funds
Loomis Sayles Funds

     Shareholder:
     ALAMO SAMPLE CARD FOR
     ALL FUNDS
     280 OSER AVE
     HAUPPAUGE, NY 11788

     Account: 1234567890
     Previous vote: No Previous Vote Collected

APPLICABLE CAMPAIGN PROPOSALS
Mark ALL -> Board Recommended
Mark ALL -> For Against Abstain

     1.01 Election of Trustees: Graham T. Allison
     For Withhold

     1.02 Election of Trustees: Edward A. Banjamin
     For Withhold

     1.03 Election of Trustees: Daniel M. Calin
     For Withhold

     1.04 Election of Trustees: Paul G. Chenault
     For Withhold

     1.05 Election of Trustees: Kenneth J. Cowan
     For Withhold

     1.06 Election of Trustees: Richard Darman
     For Withhold

     1.07 Election of Trustees: Sandra O. Moose
     For Withhold

     1.08 Election of Trustees: John A. Shane
     For Withhold

     1.09 Election of Trustees: Charles D. Baker
     For Withhold

     1.10 Election of Trustees: Cynthia L. Walker
     For Withhold

     1.11 Election of Trustees: Robert J. Blanding
     For Withhold

     1.12 Election of Trustees: John T. Hailer
     For Withhold

     2. Approval of Amended and Restated Declaration of Trust.
     For Against Abstain

     2. Approve an Amended and Restated Declaration of Trust.
     For Against Abstain

[envelope icon] Enter your e-mail address here if you would like an e-mail confirmation of your vote.

     Answers have been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding any of the proposals, please call (631)231-7900.

     [X] Cancel   [X] Vote Now!

Screen 3:

PROXY DIRECT Internet Voting
Vote Confirmation
[telephone icon] Contact Us [eyeglass icon] Security Help [question mark icon]

Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet Voting site at any time before the meeting on Thursday, June 02, 2005 at 2:00 PM[ET] to submit new voting instructions.

This is a summary of your voting instructions for the Trusts Proxies. You may print this page for your records.

Instructions submitted on [Day], [DATE] at TIME[ET]
Transaction Code: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     1.01 Election of Trustees: Graham T. Allison
     Voted [For/Withhold]

     1.02 Election of Trustees: Edward A. Banjamin
     Voted [For/Withhold]

     1.03 Election of Trustees: Daniel M. Calin
     Voted [For/Withhold]

     1.04 Election of Trustees: Paul G. Chenault
     Voted [For/Withhold]

     1.05 Election of Trustees: Kenneth J. Cowan
     Voted [For/Withhold]

     1.06 Election of Trustees: Richard Darman
     Voted [For/Withhold]

     1.07 Election of Trustees: Sandra O. Moose
     Voted [For/Withhold]

     1.08 Election of Trustees: John A. Shane
     Voted [For/Withhold]

     1.09 Election of Trustees: Charles D. Baker
     Voted [For/Withhold]

     1.10 Election of Trustees: Cynthia L. Walker
     Voted [For/Withhold]

     1.11 Election of Trustees: Robert J. Blanding
     Voted [For/Withhold]

     1.12 Election of Trustees: John T. Hailer
     Voted [For/Withhold]

     2. Approval of Amended and Restated Declaration of Trust.
     Voted [For/Withhold]

     2. Approve an Amended and Restated Declaration of Trust.
     Voted [For/Withhold]

     If you wish to vote another card, please click here.

ALAMO DIRECT
Touch-Tone Telephone Script

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Shareholders of the CDC Nvest Funds and Loomis Sayles Funds."

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."

"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled."   "If you would like to start the voting process again,   "To end this call, press 0 now."
                                 press 1 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."   "If you would like to start the voting process again, press 1 now."   "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

NOTE: The prompting for this section matches the specific holdings, of the shareholder, for the control number they are voting on.

The shareholder is prompted on ONLY the proposals and or holdings that they specifically own.

"Proposal 1:   To vote FOR ALL nominees, press 1.   To WITHHOLD FROM ALL nominees, press 9.
             To vote WITHHOLD FROM AN INDIVIDUAL nominee, press 0."

IF THE SHAREHOLDER PRESSES 0 TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL
HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for."
"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:
"Press 1 to vote AGAINST another nominee, or press 0 if you have completed voting on the nominees."

*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"Proposal 2:   To vote FOR ALL press 1.   To vote AGAINST ALL press 9.   To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #10:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #11:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #12:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL HOLDINGS and PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal and holding are given)."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."   "If you would like to start the voting process again,   "To end this call, press 0 now."
                                 press 1 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."   "If you would like to start the voting process again,   "To end this call press 0 now."
                              press 1 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.

OUTBOUND PHONE SCRIPT - CDC NVEST/LOOMIS SAYLES                FUND
                                                --------------

Hello, my name is              and I am calling on behalf of CDC NVEST/LOOMIS
                  ------------
SAYLES           FUND. May I please speak with                      Thank you
       ---------                                --------------------
for taking my call.

I am calling to let you know that a special shareholder meeting will be held on
           2005 for shareholders to vote on important proposals for CDC
----------
NVEST/LOOMIS SAYLES                    FUND.
                    ------------------

Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your vote.

Have you received your package containing this information?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification purposes may I please have your name and street address?

The Board of Trustees of the Fund recommends that you cast your vote for the Proposals. Would you like to vote as the Board recommends?
(If the shareholder does not wish to vote as the Board recommends offer to review the proposals with them and ask them how they would like to vote- you can do this by clicking on the vote now link to review their vote card).

Your vote has been recorded. You have voted        , is that correct?
                                            -------

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

Excerpts of www.cdcnvestfunds.com website:

On homepage:

Online proxy voting is now available for all shareholders. [Links to page below]

CDC Nvest Funds: Online Proxy Voting

                 Online Proxy Voting

                 IXIS Asset Management Distributors, L.P. has announced an important proposal regarding all of our funds, which requires a shareholder vote.

                 A Special Meeting of the shareholders of each Fund will be held at 2:00 p.m. on June 2, 2005 at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116

                      [Link] Proxy letter to shareholders*
                      [Link] Official proxy statement*
                      [Link to vote.proxy-direct.com] Enter our Electronic Proxy Voting Center

                 Remember - your vote counts

                      Important note:
                      If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

                 Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy.

                 If you vote electronically, you do not need to mail your proxy card.

                 However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

                 Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

                 * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.